Agreement Number: 3810188
                                                                         -------









                                    AGREEMENT

                                     between

                             FISERV SOLUTIONS, INC.
                                255 Fiserv Drive
                            Brookfield, WI 53045-5815

                                       and

                                eZ Bancorp, Inc.
                                ----------------
                                  1093 Charloix
                              Grand Ledge, MI 48837








                             Date: January 12, 2001









                                        F

AGREEMENT dated as of January 12, 2001 ("Agreement") between FISERV SOLUTIONS, INC., a Wisconsin corporation ("Fiserv"), and eZ Bancorp, Inc., a Michigan corporation ("Client").

================================================================================

     Fiserv and Client hereby agree as follows:

     1. Term. The initial term of this Agreement shall end 5 years following the
        ----
date Fiserv Services (as defined below) are first used by Client and, unless written notice of non-renewal is provided by either party at least 180 days prior to expiration of the initial term or any renewal term, this Agreement shall automatically renew for additional term(s) of 5 years. This Agreement shall be effective on the day services are first provided to Client by Fiserv ("Effective Date).

     2.  Services.  (a)  Services  Generally.  Fiserv,  itself and  through  its
         --------        -------------------
affiliates, agrees to provide Client, and Client agrees to obtain from Fiserv services ("Services") and products ("Products") (collectively, "Fiserv Services") described in the attached Exhibits:

     Exhibit A - Account Processing Services
     Exhibit B - Item Processing Services
     Exhibit C - EFT Services
     Exhibit D - Card Services
     Exhibit E - Material Purchased Through Fiserv
     Exhibit F - Software Products
     Exhibit G - E-Commerce Services /1/
     Exhibit H - Back Office Services
     Exhibit I - Development Services
     Exhibit J - Professional Services

      The Exhibits set forth specific terms and conditions applicable to the Services and/or Products, and, where applicable, the Fiserv affiliate so performing. Client may select additional services and products from time to time by incorporating an appropriate Exhibit to this Agreement. Fiserv acknowledges that it shall be responsible for all acts, liabilities, and obligations of its affiliates hereunder.

     (b) Implementation Services.  Fiserv will provide services (i) to implement
         -----------------------
the Fiserv Services. These activities are referred to as "Implementation Services". Client agrees to cooperate with Fiserv in connection with Fiserv's provision of Implementation Services and to provide all necessary information and assistance to facilitate the conversion. Client is responsible for all out-of-pocket expenses associated with Implementation Services. Fiserv will provide Implementation Services as required in connection with Fiserv Services.

     (c) Training Services.  Fiserv shall provide training,  training aids, user
         -----------------
manuals, and other documentation for Client's use as Fiserv finds necessary to enable Client personnel to become familiar with Fiserv Services. If requested by Client, classroom training in the use and operation of Fiserv Services will be provided at a training facility designated by Fiserv. All such training aids and manuals remain Fiserv's property.

     (d) Performance Standards. Fiserv Services shall be performed in accordance
         ---------------------
with the Performance Standards described in the Exhibits. In the event Client implements and complies with all of Fiserv's procedures concerning Fiserv Services, and Fiserv fails to meet any of the Performance Standards set forth in the Exhibits, Client shall provide written notice to Fiserv. Upon receipt of such notice, Fiserv shall promptly attempt to correct the failure in the applicable Performance Standard(s) and, if the failure is not corrected within 5 business days, then within 30 days thereafter, Fiserv shall provide a written plan to correct such failure (the "Correction Plan"), which includes, without limitation, a time frame for correction of such failure. If Fiserv fails to implement the Correction Plan, Client shall be entitled to terminate this Agreement pursuant to Section 11(a).

     3. Fees for Fiserv Services. (a) General. Client agrees to pay Fiserv:
        ------------------------      -------

     (i) estimated fees for Fiserv Services for the following month as specified in the Exhibits;
     (ii) out-of-pocket charges for the month payable by Fiserv for the account of Client; and
     (iii) Taxes (as defined below) thereon (collectively, "Fees").

Fiserv shall timely reconcile Fees paid by Client for the Fiserv Services for the month and the fees and charges actually due Fiserv based on Client's actual use of Fiserv Services for such month. Fiserv shall either issue a credit to Client or provide Client with an invoice for any additional fees or other charges owed. Fiserv may change the amount of Fees billed to reflect appropriate changes in actual use of Fiserv Services. Fees may be increased from time to time as set forth in the Exhibits. Upon notification to and acceptance by Client, Fiserv may increase its fees in excess of amounts listed in the Exhibits in the event that Fiserv implements major system enhancements to comply with changes in law, government regulation, or industry practices.

     (b) Additional Charges. Fees for out-of-pocket expenses, such as telephone,
         ------------------
microfiche,  courier, and other

___________
/1/  To be executed subsequently.

charges incurred by Fiserv for goods or services obtained by Fiserv on Client's behalf shall be billed to Client at cost plus the applicable Fiserv administrative fee as set forth in the Exhibits. Such out-of-pocket expenses may be changed from time to time upon notification of a fee change from a vendor/provider.

     (c) Taxes.  Fiserv shall add to each invoice any sales, use, excise,  value
         -----
added, and other taxes and duties however designated that are levied by any taxing authority relating to the Fiserv Services ("Taxes"). In no event shall "Taxes" include taxes based upon Fiserv's net income or Michigan Single Business taxes owed by Fiserv from the tariffs and taxes payable by Client. The Fees do not include, and Client shall be responsible for, furnishing transportation or transmission of information between Fiserv's service center(s), Client's site(s), and any applicable clearing house, regulatory agency, or Federal Reserve Bank. Fiserv shall bill Client for any such Taxes and, upon request, provide documentation from each taxing authority evidencing Taxes due hereunder. Provided Client pays Fiserv when billed, Fiserv shall be responsible to pay for any late charges, fines, penalties, or other costs related to failure to pay said Taxes or failure to pay the correct amount of said Taxes. Notwithstanding the foregoing, Fiserv shall not charge Client for any Taxes or other fees resulting from Fiserv relocating or rerouting the delivery of Services to Client for Fiserv's convenience to, from, or through a location other than the original data centers, unless otherwise agreed to in writing by Client.

     (d) Payment Terms.  Estimated Fees are due and payable monthly upon receipt
         -------------
of invoice. Client shall pay Fiserv through the Automated Clearing House. In the event any amounts due remain unpaid beyond the 30th day after payment is due, Client shall pay a late charge of 1.5% per month. Client agrees that it shall neither make nor assert any right of deduction or set-off from Fees on invoices submitted by Fiserv for Fiserv Services, except for amounts disputed in good faith.

     4. Access to Fiserv Services. (a) Procedures.  Client agrees to comply with
        -------------------------      ----------
applicable regulatory requirements and procedures (as identified by Fiserv to Client) for use of Services established by Fiserv.

     (b) Changes. Fiserv continually reviews and modifies Fiserv systems used in
         -------
the delivery of Services (the "Fiserv System") to improve service and comply with government regulations, if any, applicable to the data and information utilized in providing Services. Fiserv reserves the right to make changes in Services, including but not limited to operating procedures, type of equipment or software resident at, and the location of Fiserv's service center(s). Fiserv will notify Client of any material change that affects Client's normal operating procedures, reporting, or service costs prior to implementation of such change. If in the event of any change in Fiserv Services, Fiserv shall remain subject to the terms and conditions of the performance standards and all other terms and conditions set forth in this Agreement unless otherwise agreed to in writing by the Client and Fiserv.

     (c)   Communications   Lines.   Fiserv  shall  order  the  installation  of
           ----------------------
appropriate communication lines and equipment to facilitate Client's access to Services. Client understands and agrees to pay charges relating to the installation and use of such lines and equipment as set forth in the Exhibits.

     (d)  Terminals  and Related  Equipment.  Client shall obtain  necessary and
          ---------------------------------
sufficient terminals and other equipment, approved by Fiserv and compatible with the Fiserv System, to transmit and receive data and information between Client's location(s), Fiserv's service center(s), and/or other necessary location(s). Fiserv and Client may mutually agree to change the type(s) of terminal and equipment used by Client.

     5. Client  Obligations.  (a) Input.  Client shall be solely responsible for
        -------------------       -----
the input, transmission, or delivery to and from Fiserv of all information and data required by Fiserv to perform Services unless Client has retained Fiserv to handle such responsibilities, as specifically set forth in the Exhibits. The information and data shall be provided in a format and manner approved by
Fiserv. Client will provide at its own expense or procure from Fiserv all equipment, computer software, communication lines, and interface devices required to access the Fiserv System. If Client has elected to provide such items itself, Fiserv shall provide Client with a list of compatible equipment and software; Client agrees to pay Fiserv's standard fee for recertification of the Fiserv System resulting therefrom.

     (b) Client Personnel.  Client shall designate  appropriate Client personnel
         ----------------
for training in the use of the Fiserv System, shall supply Fiserv with reasonable access to Client's site during normal business hours for Implementation Services and shall cooperate with Fiserv personnel in their performance of Services.

     (c) Use of Fiserv  System.  Client  shall  (i)  comply  with any  operating
         ---------------------
instructions on the use of the Fiserv System provided by Fiserv; (ii) review all reports furnished by Fiserv for accuracy; and (iii) work with Fiserv to reconcile any out of balance conditions. Client shall determine and be responsible for the authenticity and accuracy of all information and data submitted to Fiserv.

     (d) Client's  Systems.  Client shall be  responsible  for ensuring that its
         -----------------
systems  are Year  2000  compliant  and
otherwise capable of passing and/or accepting data from and/or to the Fiserv System.

     6. Ownership and Confidentiality. (a) Definition.
        -----------------------------      ----------

     (i) Client Information. "Client Information" means: (A) confidential plans,
         ------------------
     customer lists, information, and other proprietary material of Client that is marked with a restrictive legend, or if not so marked with such legend or is disclosed orally, is identified as confidential at the time of disclosure (and written confirmation thereof is promptly provided to Fiserv); and (B) any information and data concerning the business and financial records of Client's customers prepared by or for Fiserv, or used in any way by Fiserv in connection with the provision of Fiserv Services (whether or not any such information is marked with a restrictive legend).

     (ii) Fiserv  Information.  "Fiserv  Information"  means:  (A)  confidential
          -------------------
     plans, information, research, development, trade secrets, business affairs (including that of any Fiserv client, supplier, or affiliate), and other proprietary material of Fiserv that is marked with a restrictive legend, or if not so marked with such legend or is disclosed orally, is identified as confidential at the time of disclosure (and written confirmation thereof is promptly provided to Client); and (B) Fiserv's proprietary computer programs, including custom software modifications, software documentation and training aids, and all data, code, techniques, algorithms, methods, logic, architecture, and designs embodied or incorporated therein (whether or not any such information is marked with a restrictive legend).

     (iii)  Information.  "Information"  means  Client  Information  and  Fiserv
            -----------
     Information. No obligation of confidentiality applies to any Information that the receiving party ("Recipient") (A) already possesses without obligation of confidentiality; (B) develops independently; or (C) rightfully receives without obligation of confidentiality from a third party. No obligation of confidentiality applies to any Information that is, or becomes, publicly available without breach of this Agreement.

     (b)  Obligations.  Recipient agrees to hold as confidential all Information
          -----------
it receives from the disclosing party ("Discloser"). All Information shall remain the property of Discloser or its suppliers and licensors. Information will be returned to Discloser at the termination or expiration of this Agreement. Recipient will use the same care and discretion to avoid disclosure of Information as it uses with its own similar information that it does not wish disclosed, but in no event less than a reasonable standard of care. Recipient may use Information for any purpose that does not violate such obligation of confidentiality. Recipient may disclose Information to (i) employees and employees of affiliates who have a need to know; and (ii) any other party with Discloser's written consent. Before disclosure to any of the above parties, Recipient will have a written agreement with such party sufficient to require that party to treat Information in accordance with this Agreement. Recipient may disclose Information to the extent required by law. However, Recipient agrees to give Discloser prompt notice so that it may seek a protective order. The provisions of this sub-section survive any termination or expiration of this Agreement.

     (c) Residuals. Nothing contained in this Agreement shall restrict Recipient
         ---------
from the use of any ideas, concepts, know-how, or techniques contained in Information that are related to Recipient's business activities ("Residuals"), provided that in so doing, Recipient does not breach its obligations under this Section. However, this does not give Recipient the right to disclose the Residuals except as set forth elsewhere in this Agreement.

     (d) Fiserv  System.  The Fiserv System  contains  information  and computer
         --------------
software that are proprietary and confidential information of Fiserv, its suppliers, and licensors. Client agrees not to attempt to circumvent the devices employed by Fiserv to prevent unauthorized access to the Fiserv System, including, but not limited to, alterations, decompiling, disassembling, modifications, and reverse engineering thereof.

     (e)  Confidentiality  of this  Agreement.  Fiserv and Client  agree to keep
          -----------------------------------
confidential the prices, terms and conditions of this Agreement, without disclosure to third parties.

     7.  Regulatory  Agencies,  Regulations and Legal  Requirements.  (a) Client
         ----------------------------------------------------------       ------
Files.  Records  maintained  and  produced  for Client  ("Client  Files") may be
-----
subject to examination by such Federal, State, or other governmental regulatory agencies as may have jurisdiction over Client's business to the same extent as such records would be subject if maintained by Client on its own premises. Client agrees that Fiserv is authorized to give all reports, summaries, or information contained in or derived from the data or information in Fiserv's possession relating to Client when formally requested to do so by an authorized regulatory or government agency.

     (b) Compliance with Regulatory  Requirements.  Client agrees to comply with
         ----------------------------------------
applicable regulatory and legal requirements, including without limitation:

     (i) submitting a copy of this Agreement to the appropriate regulatory agencies prior to the date Services commence;

     (ii) providing adequate notice to the appropriate regulatory agencies of the termination of this Agreement or any material changes in Services;
     (iii) retaining records of its accounts as required by regulatory authorities;
     (iv) obtaining and maintaining, at its own expense, any Fidelity Bond required by any regulatory or governmental agency; and
     (v) maintaining, at its own expense, such casualty and business interruption insurance coverage for loss of records from fire, disaster, or other causes, and taking such precautions regarding the same, as may be required by regulatory authorities.

     8. Warranties. (a) Fiserv Warranties. Fiserv represents and warrants that:
        ----------      -----------------

     (i)(A) Services will conform to the specifications set forth in the Exhibits; (B) Fiserv will perform Client's work accurately provided that Client supplies accurate data and information, and follows the procedures described in all Fiserv documentation, notices, and advices; (C) Fiserv personnel will exercise due care in provision of Services; (D) the Fiserv System will comply in all material respects with all applicable Federal regulations governing Services; and (E) the Fiserv System is Year 2000 compliant. In the event of an error or other default caused by Fiserv personnel, systems, or equipment, Fiserv shall promptly correct the data or information and/or reprocess the affected item or report at no additional cost to Client. Client agrees to supply Fiserv with a written request for correction of the error within 7 days after Client's receipt of the work containing the error. Work reprocessed due to errors in data supplied by Client, on Client's behalf by a third party, or by Client's failure to follow procedures set forth by Fiserv shall be billed to Client at Fiserv's then current time and material rates; and
     (ii) it owns or has a license to furnish all equipment or software comprising the Fiserv System. Fiserv shall indemnify and hold harmless Client, its officers, directors, employees, and affiliates against any claims, actions, liabilities, losses, damages, costs, fees, and expenses that allege that the Fiserv System use infringes a United States patent, copyright, or other proprietary right of a third party. Client agrees to notify Fiserv promptly of any such claim and grants Fiserv the sole right to control the defense and disposition of all such claims. Client shall provide Fiserv with reasonable cooperation and assistance in the defense of any such claim.

THE WARRANTIES STATED HEREIN ARE LIMITED WARRANTIES AND ARE THE ONLY WARRANTIES MADE BY FISERV. FISERV DOES NOT MAKE, AND CLIENT HEREBY EXPRESSLY WAIVES, ALL OTHER WARRANTIES, INCLUDING WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. THE STATED EXPRESS WARRANTIES ARE IN LIEU OF ALL LIABILITIES OR OBLIGATIONS OF FISERV FOR DAMAGES ARISING OUT OF OR IN CONNECTION WITH THE DELIVERY, USE, OR PERFORMANCE OF FISERV SERVICES.

     (b)  Client  Warranties.  Client  represents  and  warrants  that:  (A)  no
          ------------------
contractual obligations exist that would prevent Client from entering into this Agreement; (B) it has complied with all applicable regulatory requirements; and
(C) Client has requisite authority to execute, deliver, and perform this Agreement. Client shall indemnify and hold harmless Fiserv, its officers, directors, employees, and affiliates against any claims, actions, liabilities, losses, damages, costs, fees, and expenses arising out of (X) the use by Client of the Fiserv System in a manner other than that provided in this Agreement; and
(Y) any and all claims by Client's banking customers arising out of performance or non-performance of Fiserv Services by Fiserv, provided that the indemnity listed in clause (Y) hereof shall not preclude Client's recovery of any direct damages pursuant to the terms and subject to the limitations of this Agreement.

     9. Limitation of Liability. (a) General. IN NO EVENT SHALL FISERV BE LIABLE
        -----------------------
FOR LOSS OF GOODWILL, OR FOR SPECIAL, INDIRECT, INCIDENTAL, OR CONSEQUENTIAL DAMAGES ARISING FROM CLIENT'S USE OF FISERV SERVICES, OR FISERV'S SUPPLY OF EQUIPMENT OR SOFTWARE, REGARDLESS OF WHETHER SUCH CLAIM ARISES IN TORT OR IN CONTRACT. CLIENT MAY NOT ASSERT ANY CLAIM AGAINST FISERV MORE THAN X YEARS AFTER SUCH CLAIM ACCRUED. EXCEPT AS RELATES TO CLAIMS RELATING TO BREACHES OF CONFIDENTIALITY, COPYRIGHT INFRINGEMENT, AND PERSONAL INJURY, DEATH, AND PROPERTY DAMAGE, FISERV'S AGGREGATE LIABILITY FOR ANY AND ALL CAUSES OF ACTION RELATING TO SERVICES SHALL BE LIMITED TO THE TOTAL FEES PAID BY CLIENT TO FISERV FOR SERVICES RESULTING IN SUCH LIABILITY IN THE X MONTH PERIOD PRECEDING THE DATE THE CLAIM ACCRUED. FISERV'S AGGREGATE LIABILITY FOR A DEFAULT RELATING TO EQUIPMENT OR SOFTWARE SHALL BE LIMITED TO THE AMOUNT PAID BY CLIENT FOR THE EQUIPMENT OR SOFTWARE.

     (b)  Lost  Records.  If  Client's  records  or  other  data  submitted  for
          -------------
processing are lost or damaged as a result of any failure by Fiserv, its employees, or agents to exercise reasonable care to prevent such loss or damage, Fiserv's liability on account of such loss or damages shall not exceed the reasonable cost of reproducing such records or data from exact duplicates thereof in Client's possession.

     10. Disaster  Recovery.  (a) General.  Fiserv maintains a disaster recovery
         ------------------       -------
plan ("Disaster Recovery Plan") for each Service. A "Disaster" shall mean any unplanned interruption of the operations of or inaccessibility to Fiserv's service center in which Fiserv, using reasonable judgment, requires relocation of processing to a recovery location. Fiserv shall notify Client promptly by telephone (to be confirmed in within 1 business day) after Fiserv deems a service outage to be a Disaster. Fiserv shall move the processing of Client's standard services to a recovery location as expeditiously as possible and shall coordinate the cut-over to back-up telecommunication facilities with the appropriate carriers. Client shall maintain adequate records of all transactions during the period of service interruption and shall have personnel available to assist Fiserv in implementing the switchover to the recovery location. During a Disaster, optional or on-request services shall be provided by Fiserv only to the extent adequate capacity exists at the recovery location and only after stabilizing the provision of base services.

     (b)  Communications.  Fiserv shall work with Client to establish a plan for
          --------------
alternative communications in the event of a Disaster.

     (c) Disaster Recovery Test. Fiserv shall test the Disaster Recovery Plan no
         ----------------------
less than every 13 months. Client agrees to participate in and assist Fiserv with such test, if requested by Fiserv. Upon Client's request, test results will be made available to Client's management, regulators, auditors, and insurance underwriters.

     (d) Client Plans. Fiserv agrees to release  information  necessary to allow
         ------------
Client's development of a disaster recovery plan that operates in concert with the Disaster Recovery Plan.

     (e) No Warranty.  Client  understands and agrees that the Disaster Recovery
         -----------
Plan is designed to minimize, but not eliminate, risks associated with a Disaster affecting Fiserv's service center(s). Fiserv does not warrant that Fiserv Services will be uninterrupted or error free in the event of a Disaster; no performance standards shall be applicable for the duration of a Disaster. Client maintains responsibility for adopting a disaster recovery plan relating to disasters affecting Client's facilities and for securing business interruption insurance or other insurance necessary for Client's protection.

     11. Termination.  (a) Material Breach. Except as provided elsewhere in this
         -----------       ---------------
Section 11, either party may terminate this Agreement in the event of a material breach by the other party not cured within 90 days following written notice stating, with particularity and in reasonable detail, the nature of the claimed breach.

     (b) Failure to Pay. In the event any  invoice  remains  unpaid by Client 30
         --------------
days after due, or Client deconverts any data or information from the Fiserv System without prior written consent of Fiserv, Fiserv, at its sole option, may terminate this Agreement and/or Client's access to and use of Fiserv Services. Any invoice submitted by Fiserv shall be deemed correct unless Client provides written notice to Fiserv within 15 days of the invoice date specifying the nature of the disagreement.

     (c) Remedies.  Remedies contained in this Section 11 are cumulative and are
         --------
in addition to the other rights and remedies available to Fiserv under this Agreement, by law or otherwise.

     (d) Client Defaults. If Client:
         ---------------

     (i) defaults in the payment of any sum of money due in Section 11(b);
     (ii) breaches this Agreement in any material respect or otherwise defaults in any material respect in the performance of any of its obligations in
     Section 11(a); or
     (iii) commits an act of bankruptcy or becomes the subject of any proceeding under the Bankruptcy Code or becomes insolvent or if any substantial part of Client's property becomes subject to any levy, seizure, assignment, application, or sale for or by any creditor or governmental agency;

then, in any such event, Fiserv may, upon written notice, terminate this Agreement and be entitled to recover from Client as liquidated damages an amount equal to the present value of all payments remaining to be made hereunder for the remainder of the initial term or any renewal term of this Agreement. For purposes of the preceding sentence, present value shall be computed using the "prime" rate (as published in The Wall Street Journal) in effect at the date of termination and "all payments remaining to be made" shall be calculated based on the average bills for the 3 months immediately preceding the date of termination. Client agrees to reimburse Fiserv for any expenses Fiserv may incur, including reasonable attorneys' fees, in taking any of the foregoing actions.

     (e) Fiserv Defaults.  If Fiserv commits an act of bankruptcy or becomes the
         ---------------
subject of any proceeding under the Bankruptcy Code or becomes insolvent or if any substantial part of Client's property becomes subject to any levy, seizure, assignment, application, or sale for or by any creditor or governmental agency, then, in any such event,

Client may, upon written notice, terminate this Agreement without payment of any early termination fees.

     (f)   Convenience.   Client  may  terminate  this  Agreement  by  paying  a
           -----------
termination fee based on the remaining unused term of this Agreement, the amount to be determined by multiplying Client's largest monthly invoice for each Fiserv Service received by Client during the term (or if no monthly invoice has been received, the sum of the estimated monthly billing for each Fiserv Service to be received hereunder) by 80% times the remaining months of the term, plus any unamortized conversion fees or third party costs existing on Fiserv's books on the date of termination. Client understands and agrees that Fiserv losses incurred as a result of early termination of the Agreement would be difficult or impossible to calculate as of the effective date of termination since they will vary based on, among other things, the number of clients using the Fiserv System on the date the Agreement terminates. Accordingly, the amount set forth in the first sentence of this subsection represents Client's agreement to pay and Fiserv's agreement to accept as liquidated damages (and not as a penalty) such amount for any such Client termination.

     (g) Return of Data Files. Upon expiration or termination of this Agreement,
         --------------------
Fiserv shall furnish to Client such copies of Client Files as Client may request in a Fiserv standard format along with such information and assistance as is reasonable and customary to enable Client to deconvert from the Fiserv System, provided, however, that Client consents and agrees and authorizes Fiserv to
--------   -------
retain Client Files until (i) Fiserv is paid in full for (A) all Services provided through the date such Client Files are returned to Client; and (B) any and all other amounts that are due or will become due under this Agreement; (ii) Fiserv is paid its then standard rates for the services necessary to return such Client Files; (iii) if this Agreement is being terminated, Fiserv is paid any applicable termination fee pursuant to subsection (d) or (f) above; and (iv) Client has returned to Fiserv all Fiserv Information. Unless directed by Client in writing to the contrary, Fiserv shall be permitted to destroy Client Files any time after 30 days from the final use of Client Files for processing.

     (h) Miscellaneous. Client understands and agrees that Client is responsible
         -------------
for the deinstallation and return shipping of any Fiserv-owned equipment located on Client's premises.

     (i) Client Regulatory Approval.  Client shall be entitled to terminate this
         --------------------------
Agreement without cause and without payment of any early termination fee in the event Client does not receive all regulatory approvals necessary to operate a bank and to provide on-line electronic banking services.

     12.  Dispute  Resolution.  (a)  General.  Except  with  respect to disputes
          -------------------        -------
arising from a misappropriation or misuse of either party's proprietary rights, any dispute or controversy arising out of this Agreement, or its interpretation, shall be submitted to and resolved exclusively by arbitration under the rules then prevailing of the American Arbitration Association, upon written notice of demand for arbitration by the party seeking arbitration, setting forth the specifics of the matter in controversy or the claim being made. The arbitration shall be heard before an arbitrator mutually agreeable to the parties; provided, that if the parties cannot agree on the choice of arbitrator within 10 days after the first party seeking arbitration has given written notice, then the arbitration shall be heard by 3 arbitrators, 1 chosen by each party, and the third chosen by those 2 arbitrators. The arbitrators will be selected from a panel of persons having experience with and knowledge of information technology and at least 1 of the arbitrators selected will be an attorney. A hearing on the merits of all claims for which arbitration is sought by either party shall be commenced not later than 60 days from the date demand for arbitration is made by the first party seeking arbitration. The arbitrator(s) must render a decision within 10 days after the conclusion of such hearing. Any award in such arbitration shall be final and binding upon the parties and the judgment thereon may be entered in any court of competent jurisdiction.

     (b) Applicable Law. The arbitration  shall be governed by the United States
         --------------
Arbitration Act, 9 U.S.C. 1-16. The arbitrators shall apply the substantive law of the State of Wisconsin, without reference to provisions relating to conflict of laws. The arbitrators shall not have the power to alter, modify, amend, add to, or subtract from any term or provision of this Agreement, nor to rule upon or grant any extension, renewal, or continuance of this Agreement. The arbitrators shall have the authority to grant any legal remedy available had the parties submitted the dispute to a judicial proceeding.

     (c) Situs.  If arbitration is required to resolve any disputes  between the
         -----
parties, the proceedings to resolve the first such dispute shall be held in Milwaukee, Wisconsin, the proceedings to resolve the second such dispute shall be held in Lansing, Michigan and the proceedings to resolve any subsequent disputes shall alternate between Milwaukee, Wisconsin and Lansing, Michigan.

     13. Insurance. Fiserv carries the following types of insurance policies:
         ---------

     (i) Comprehensive General Liability in an amount not less than $1 million per occurrence for claims arising out of bodily injury and property damage;
     (ii) Commercial Crime covering employee dishonesty in an amount not less than $5 million;

     (iii) All-risk property coverage including Extra Expense and Business Income coverage; and
     (iv) Workers Compensation as mandated or allowed by the laws of the state in which Services are being performed, including $1,000,000 coverage for Employer's Liability.

     In connection with the above insurance requirements, (a) all policies shall provide for 30 days prior written notice to Client of any cancellation or material change; (b) all insurance provided by Fiserv shall be primary to any insurance carried by Client; and (c) certificates of insurance shall be issued to Client for each line of coverage prior to the effective date of this Agreement.

     14. Audit.  Fiserv employs an internal auditor responsible for ensuring the
         -----
integrity of its processing environments and internal controls. In addition, Fiserv provides for periodic independent audits of its operations. Fiserv shall provide Client with a copy of the audit of the Fiserv service center providing Services within a reasonable time after its completion and shall charge each client a fee based on the pro rata cost of such audit. Fiserv shall also provide a copy of such audit to the appropriate regulatory agencies, if any, having jurisdiction over Fiserv's provision of Services.

     15.  General.  (a) Binding  Agreement.  This  Agreement is binding upon the
          -------       ------------------
parties and their  respective  successors  and permitted  assigns.  Neither this
Agreement nor any interest may be sold, assigned, transferred, pledged, or otherwise disposed of by Client, whether pursuant to change of control or otherwise, without Fiserv's prior written consent. Notwithstanding the foregoing, Client may assign this Agreement to eZ Community Bank upon notice to Fiserv. Client agrees that Fiserv may subcontract any Services to be performed hereunder. Any such subcontractors shall be required to comply with all applicable terms and conditions.

     (b) Entire  Agreement.  This Agreement,  including its Exhibits,  which are
         -----------------
expressly incorporated herein by reference, constitutes the complete and exclusive statement of the agreement between the parties as to the subject matter hereof and supersedes all previous agreements with respect thereto. Modifications of this Agreement must be in writing and signed by duly authorized representatives of the parties. Each party hereby acknowledges that it has not entered into this Agreement in reliance upon any representation made by the other party not embodied herein. In the event any of the provisions of any Exhibit are in conflict with any of the provisions of this Agreement, the terms and provisions of this Agreement shall control unless the Exhibit in question expressly provides that its terms and provisions shall control.

     (c)  Severability.  If any  provision  of  this  Agreement  is  held  to be
          ------------
unenforceable or invalid, the other provisions shall continue in full force and effect.

     (d) Governing Law. This Agreement will be governed by the substantive  laws
         -------------
of the State of Wisconsin, without reference to provisions relating to conflict of laws. The United Nations Convention of Contracts for the International Sale of Goods shall not apply to this Agreement.

     (e)  Force  Majeure.  Neither  party  shall be  responsible  for  delays or
          --------------
failures in performance resulting from acts reasonably beyond the control of that party.

     (f) Notices. Any written notice required or permitted to be given hereunder
         -------
shall be given by: (i) Registered or Certified Mail, Return Receipt Requested, postage prepaid; (ii) confirmed facsimile; or (iii) nationally recognized courier service to the other party at the addresses listed on the cover page or to such other address or person as a party may designate in writing. All such notices shall be effective upon receipt.

     (g) No Waiver.  The failure of either party to insist on strict performance
         ---------
of any of the provisions hereunder shall not be construed as the waiver of any subsequent default of a similar nature.

     (h) Financial  Statements.  Fiserv shall provide Client and the appropriate
         ---------------------
regulatory agencies so requiring a copy of Fiserv, Inc.'s audited consolidated financial statements.

     (i) Prevailing  Party. The prevailing  party in any  arbitration,  suit, or
         -----------------
action brought against the other party to enforce the terms of this Agreement or any rights or obligations hereunder, shall be entitled to receive its reasonable costs, expenses, and attorneys' fees of bringing such arbitration, suit, or action.

     (j)  Survival.  All  rights  and  obligations  of the  parties  under  this
          --------
Agreement that, by their nature, do not terminate with the expiration or termination of this Agreement shall survive the expiration or termination of this Agreement.

     (k) Exclusivity.  Client agrees that Fiserv shall be the sole and exclusive
         -----------
provider of the services that are the subject matter of this Agreement. For purposes of the foregoing, the term "Client" shall include Client affiliates. During the term of this Agreement, Client agrees not to enter into an agreement with any other entity to provide these services (or similar services) without Fiserv's prior written consent. If Client acquires another entity, the exclusivity provided to Fiserv hereunder shall take effect with respect to such acquired entity as soon as practicable after termination of such acquired entity's previously existing arrangement for these services. If Client is acquired by another entity, the exclusivity provided to Fiserv hereunder shall apply with respect to the level or volume of these services provided immediately prior to the signing of the definitive acquisition agreement relating to such acquisition and shall continue with respect to the level or volume of these services until any termination or expiration of this Agreement.

     (l) Recruitment of Employees.  Client agrees not to hire Fiserv's employees
         ------------------------
during the term of this Agreement and for a period of 6 months after any termination or expiration thereof, except with Fiserv's prior written consent.

================================================================================
      IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives as of the date indicated below.

For Client:                                  For Fiserv:

EZ Bancorp, Inc.                             FISERV SOLUTIONS, INC.
----------------


By:____________________________________      By:________________________________
Name:__________________________________      Name:______________________________
Title:_________________________________      Title:_____________________________
Date:__________________________________      Date:______________________________

                                                                       Exhibit A
                           Account Processing Services
                           ---------------------------

     Client agrees with Fiserv as follows:

     1.  Services.  Fiserv will provide Client the Account  Processing  Services
         --------
("Account Processing Services") specified in Exhibit A - 1.

     2.  Fees.  Client  shall pay  Fiserv  fees and other  charges  for  Account
         ----
Processing Services specified in Exhibit A - 2.

     3.  Responsibility for Accounts.  Client shall be responsible for balancing
         ---------------------------
its accounts each business day and notifying Fiserv immediately of any errors or discrepancies. Provided that Client immediately notifies Fiserv of any discrepancy in Client's accounts, Fiserv shall, at its expense, promptly recompute accounts affected by discrepancies solely caused by the Fiserv Systems or provide for another mutually agreeable resolution. Fiserv will use its commercially reasonable efforts to correct errors attributable to Client or Client's other third party servicers. Reconstruction of error conditions attributable to Client or to third parties acting on Client's behalf will be done at prevailing rates as set forth in Exhibit A - 2.

     4. Annual Histories.  Fiserv currently  maintains annual  histories,  where
        ----------------
applicable, for its clients. These histories can be used to reconstruct Client Files in an emergency. However, in order to permit prompt and accurate reconstruction of accounts, Client agrees to retain at all times and make available to Fiserv upon request the most recent data printout(s) received from Fiserv, together with copies or other accurate and retrievable records of all transactions to be reflected on the next consecutive printout(s).

     5. Hours of Operation.  Account  Processing  Services will be available for
        ------------------
use by Client during standard Fiserv business hours, excluding holidays, as specified in Exhibit A - 3. Account Processing Services may be available during additional hours, during which time Client may use Services at its option and subject to additional charges.

     6. Performance Standards.  The Fiserv performance standards for the Account
        ---------------------
Processing Services are set forth in Exhibit A - 4. In no event shall Fiserv be liable to Client for damages of any nature arising solely from failure by Fiserv to meet Performance Standards.

     7.  Protection of Data. (a) For the purpose of compliance  with  applicable
         ------------------
government regulations, Fiserv has an operations backup center,. Copies of transaction files are maintained by Fiserv off premises in secured vaults.

     (b) Fiserv provides systems security utilizing commercially reasonable standards to protect Client Files from unauthorized access in compliance with applicable governmental regulations.

     (c) Upon Client providing access to Client Files through Client's customers' personal computers or voice response system, Client agrees to indemnify and hold harmless Fiserv, its officers, directors, employees, and affiliates against any claims or actions arising out of such access to Client Files or any Fiserv files (including the files of other Fiserv clients) or the Fiserv System or other Fiserv systems.

     8.  Processing  Priority.  Fiserv  does  not  subscribe  to any  processing
         -------------------
priority; all users receive equal processing consideration.

     9. Forms and  Supplies.  Client  assumes  and will pay the  charges for all
        -------------------
customized forms, supplies, and delivery charges. Custom forms ordered through Fiserv will be subject to a 15% administrative fee for warehousing and inventory control.

     10. Regulatory Supervision.  By entering into this Agreement, Fiserv agrees
         ----------------------
that regulatory agencies having authority over Client's operations shall have the authority and responsibility provided to the regulatory agencies pursuant to the Bank Service Corporation Act, 12 U.S.C. 1867(C) relating to services performed by contract or otherwise.

================================================================================

                                                                   Exhibit A - 1
                           Account Processing Services
                           ---------------------------

FISERV RESPONSIBILITIES

     Fiserv will provide Client with the following Account Processing Services:

BASE SERVICES:
     o Account Analysis
     o ACH Processing
     o ATM Card Management and Transaction Authorization
     o Audio Response
     o Audit Confirmations
     o Account Reconciliations
     o Auto Transfers
     o Bulk File Processing - Statement
     o Certificates of Deposits
     o Commercial Loans
     o Combined Statements
     o Consumer Loans
     o Corporate Cash Management
     o Custom Statement Formats
     o Customer Information File (CIF)
     o Demand Deposit Accounting
     o Financial Management System (G/L)
     o Host Disaster Recovery Back Up
     o Investor Reporting, Midanet and Laser Interface
     o Lines of Credit
     o Mortgage Loans
     o NOW Reclassification Subsystem
     o On-line NSF/OD Return Processing
     o Query Report Writer
     o Retirement Processing
     o Release Installation
     o Savings Account Processing
     o Sweep Accounting
     o Tape (NCP Format) Generation for Coupon Books (Weekly)
     o Tape (TRW) Format Generation for Credit Bureau (Monthly)
     o Time Subsystem

INTERFACES:
     o Fiserv EFT
     o Fiserv Item Processing

CONVERSION SERVICES:
     o Executive Overview and Planning Session - outlines the effort and resources required for implementation and planning of the project and tasks required.
     o Operations Audit - review of the operations audit questionnaire, client forms, procedures, and interfaces currently being utilized and discussion of exception items.
     o Common File Workshop/Creation - common file overview and creation of common file parameters and translation tables.
     o    Computer System Installation
     o Application Training - training in the functions and operations of the Account Processing Services software.

     o System Operator Training and Environment Setup - training in the high level functions and daily processing of the Account Processing Services software.
     o Quality Acceptance and Daily Testing - review of converted data and daily processing by Fiserv.
     o Conversion Readiness - final review of converted data, procedures, daily processing, workflow, balancing, and additional familiarization with functionality by Client.
     o    Live Conversion - initial production implementation
     o Post Project Review - turnover of Client to Fiserv's Resource Manager for evaluation of conversion process by Client.

DEVELOPMENT SERVICES:
     o    Modifications  to  the  Account   Processing   Services   software  in
          accordance with Exhibit H

TRAINING:
     o    Initial training provided as part of Conversion Services
     o    Release training (approximately 2 to 3 days)
     o    Refresher training available

HELP DESK SERVICES:
     o Staffing and maintenance to undertake investigations, inquiries, and problem resolution associated with the Application Processing Services software.
     o Applications support personnel will be available to assist and support Client's support services staff.

CLIENT RESPONSIBILITIES
-----------------------

     Client will be responsible for the following activities:

PERSONNEL:
     o    Project Manager
     o    Staff necessary to assist in Conversion Services
     o    Courier services for delivery of data

THIRD PARTY SOFTWARE:
     o Evaluation, selection, licensing, and procurement of maintenance for third party application software (to be operated by Fiserv on Client's behalf) as mutually agreed by Fiserv and Client.
     o Obtain any necessary consents to utilize third party software licensed to Client as of the Effective Date, which consents shall be provided to Fiserv (the obtaining of such consents shall be a condition precedent to performance by Fiserv of its obligations).
     o Advising Fiserv of any connections, upgrades, or enhancements that become available from third party vendors so that they may be installed on a mutually agreeable schedule and in accordance with the third party vendor's recommended time schedule.
     o Providing Fiserv with a complete copy of all license and maintenance agreements related to third party software.

                                                                   Exhibit A - 2
                        Account Processing Services Fees
                        --------------------------------
      Fiserv will provide Client the following Account Processing Services at the fees and prices indicated:


                              [Fee Table Omitted]

                                                                   Exhibit A - 3
                               Hours of Operation
                               ------------------

      The Fiserv Account Processing Center will be in operation for on-line Account Processing Services in accordance with the following:

      Monday                 7:00 A.M. - 8:00 P.M.
      Tuesday                7:00 A.M. - 8:00 P.M.
      Wednesday              7:00 A.M. - 8:00 P.M.
      Thursday               7:00 A.M. - 8:00 P.M.
      Friday                 7:00 A.M. - 8:00 P.M.


      All times stated are in accordance with prevailing local times for the Fiserv Account Processing Center. The Fiserv Account Processing Center will observe national holidays, and will be closed for on-line operations.

                                                                   Exhibit A - 4
                              Performance Standards
                              ---------------------

A. On-Line Availability - Fiserv's standard of performance shall be on-line availability of the Fiserv System (exclusive of telecommunications and terminals) 98% of the time that it is scheduled to be so available over a 3 month period ("Measurement Period"). Actual on-line performance will be calculated monthly by comparing the number of hours that the Fiserv System was scheduled to be operational on an on-line basis exclusive of preventive maintenance and scheduled maintenance with the number of hours, or a portion thereof, it was actually operational on an on-line basis. Preventive maintenance will not be scheduled during normal online processing hours. Preventive maintenance will be performed on only mission critical equipment during on-line processing hours. Downtime caused by reasons beyond Fiserv's control will not be considered in the statistics.

B. Report Availability - Fiserv's standard of performance for report availability shall be that, over a Measurement Period, 95% of all Critical Daily Information shall be available for remote printing or dispatch to the courier on time without significant errors. Critical Daily Information shall mean priority group reports that Fiserv and Client mutually agree in writing are necessary to account properly for the previous day's activity and properly notify Client of overdraft, NSF, or return items. The agreed upon Critical Daily Information shall be listed on an exhibit attached to the final conversion plan. On time delivery for Critical Daily Information shall be 6:30 a.m. if delivered to Client's remote print facility and 8:30 a.m. if delivered to Client by courier. A significant error is one that impacts Client's ability to account properly for the previous day's activity and/or account properly for overdraft, NSF, or Return items. Actual performance will be calculated monthly by comparing the total number of reports scheduled to be available from Fiserv to the number of reports that were available on time and without error.

C. Response Time - Fiserv's standard of performance for response time shall be that the daily response time for 98% of transactions shall be 2 seconds for a teller transaction or 3.5 seconds for a terminal transaction as determined from measurements taken over a Measurement Period. A transaction shall mean a basic deposit, withdrawal, or monetary transaction. The measurement shall begin when the last data element has been transmitted from the central processor and shall end when the first data element has been received at the controller. Fiserv will log and retain a record of response time maintaining appropriate analytical reports. Fiserv will work with Client and third party vendors to ensure above referenced response time.

                                                                       Exhibit B
                            Item Processing Services
                            ------------------------

     Client agrees with Fiserv as follows:

     1. Services. Fiserv will provide Client the Item Processing Services ("Item
        --------
Processing Services") specified in Exhibit B - 1. Client agrees that Fiserv shall be the sole provider of Item Processing or similar services. Client shall not contract with another vendor or attempt to provide in-house any such Item Processing Services or similar services without Fiserv's prior written consent.

     2. Fees.  Client  shall pay Fiserv the fees and other  charges for the Item
        ----
Processing Services specified in Exhibit B - 2. Fiserv agrees to give at least 30 days' notice to Client of any changes in the rules and procedures established for processing items, unless such changes are caused by changes made by the Federal Reserve System or otherwise beyond the control of Fiserv, not permitting Fiserv to give such advance notice. Fiserv reserves the right to make such changes to the Exhibits without notice as may be necessary to cover any increases in Federal Reserve System costs and charges or in other costs and charges beyond Fiserv's control, including changes required by applicable law or regulatory activity. The fees listed in Exhibit B - 2 may be changed annually on the anniversary date of this Exhibit upon 30 days notice to Client. Each change shall be limited to the change in the U.S. Department of Labor, Consumer Price Index for All Urban Households ("CPI") for the 12-month period preceding the anniversary date. Fiserv will deliver a revised Exhibit B - 2 to Client with the notification of the fee change.

     3. Performance Standards.  Fiserv will perform the Item Processing Services
        ---------------------
in accordance with the performance standards specified in Exhibit B - 3.

     4. No Fiduciary  Relationship.  Fiserv shall  perform such Item  Processing
        -------------------------
Services for which Fiserv shall subscribe as agent of Client, and Fiserv shall not have by reason of this Agreement a fiduciary relationship with respect to Client.

     5. Lost,  Destroyed,  and Misplaced Items.  Fiserv assumes no liability for
        --------------------------------------
any item lost, destroyed, or misplaced while in transit before the item physically arrives at the premises of Fiserv and is received by Fiserv. In the event any items are lost, destroyed, or misplaced, and such event is not due to gross negligence or intentional misconduct by Fiserv, Client shall be solely responsible for the costs and expenses incurred by Fiserv in reconstructing any such items and for any damages or other losses that may be incurred by Fiserv due to the collection of such items. In the event Fiserv negligently loses, destroys, or misplaces deposited items after acceptance of said deposit, Fiserv shall be liable only for reasonable reconstruction costs of the deposit.
Reasonable reconstruction costs shall be only those costs that arise from reconstruction of a microfilmed deposit. Fiserv shall not be liable for reconstruction costs associated with a deposit for which Client cannot provide a microfilmed record of such item(s) contained in the deposit. In no event shall Fiserv be liable for the face value of any lost or missing deposit item(s).

     6.  Governmental  Regulation.  This  Exhibit  shall be  governed  by and is
         ------------------------
subject to: the applicable laws, regulations, rules, terms and conditions, as presently in effect or hereafter amended or adopted, of the United States of America, State of Wisconsin, Federal Reserve Board, Federal Reserve Banks, Federal Housing Finance Board, and any other governmental agency or instrumentality having jurisdiction over the subject matter of this Exhibit. Client agrees to abide by such requirements and to execute and deliver such agreements, documents, or other forms as may be necessary to comply with the provisions hereof, including, without limitation, agreements to establish Fiserv as Client's Agent for purposes of delivery of items processed hereunder from or to the Federal Reserve Banks. Any such agreements shall be made a part of this Agreement and are incorporated herein. A change or termination of such laws, regulations, rules, terms, conditions, and agreements shall constitute, respectively, a change or termination as to this Exhibit. Client data and records shall be subject to regulation and examination by government supervisory agencies to the same extent as if such information were on Client's premises.

     7. Client  Responsibilities.  Client  shall  maintain  adequate  supporting
        ------------------------
materials (i.e. exact copies of items, records, and other data supplied to Fiserv) in connection with the provision of Item Processing Services. Client shall provide written notice of confirmation and/or verification of any instructions given by Client, its agents, employees, officers, or directors to Fiserv in connection with Fiserv's provision of Item Processing Services.

     8. Forms and  Supplies.  Client  assumes  and will pay the  charges for all
        -------------------
customized forms, supplies, and delivery charges. Custom forms ordered through Fiserv will be subject to the administrative fee set forth in Exhibit B - 2.

================================================================================

                                                                   Exhibit B - 1
                            Item Processing Services
                            ------------------------

Fiserv will provide Client the following Item Processing Services:

     1. INCLEARING: Client authorizes Fiserv to receive Client's inclearing items each business day from the Federal Reserve Bank, local clearinghouse, and, in the case of same day settlement, from presenting banks.

     (a) Fiserv will balance the inclearing items to Client's cash letters, capture the items on magnetic media, microfilm, and transmit the account information to Client's account processing servicer.
     (b) Based on the agreement of Fiserv and Client, all inclearing items shall be: (i) stored by Fiserv and returned to Client at each statement cycle date; (ii) stored by Fiserv for future statement rendering; or (iii) returned to Client.
     (c)  Unless otherwise agreed in writing, Fiserv will not check signatures.

     2.  PROOF:  On  each  business  day  (excluding  Saturdays,   Sundays,  and
         -----
holidays), Client will deliver to Fiserv's service center(s) checks and other items deposited to accounts with Client, checks and other items drawn on Client accounts presented for encashment, and transactional entries generated by Client, such as tellers' cash tickets, general ledger entries, and loan entries.

     (a) Client agrees to MICR encode documents to meet Fiserv specifications (ABA and Account Numbers and Transaction Codes).
     (b)  Client agrees to microfilm all items submitted to Fiserv.
     (c) Client agrees that all transactional entries involving tellers' cash tickets, general ledger entries, or loan entries shall be in balance, and that Fiserv may return to Client unprocessed any transactional entries that are not in balance.
     (d) Client agrees to segregate all items into batches not to exceed 3" in depth and to identify each such batch with a batch header meeting Fiserv specifications.
     (e) From the items submitted to Fiserv, Fiserv shall retrieve such "on-us" information as may be necessary for the proper accounting of the items and shall transmit this information to Client's account processing servicer through telephone lines or by such other means as Fiserv may from time to time deem appropriate.
     (f) Client authorizes Fiserv to create ledger suspense entries, deposit corrections, or other such entries to balance transactions, except for those transactions outlined in sub-paragraph (c) above, as may be necessary to the efficient processing of the items.
     (g)  Unless otherwise agreed in writing, Fiserv will not check signatures.
     (h) After Fiserv has completed the process of retrieving and transmitting to Client's account processing servicer the information necessary for processing, all items not drawn against Client shall be forwarded for collection to the Federal Reserve Bank or to such correspondent banks as Client may reasonably designate in writing to Fiserv.
     (i) As agreed by Fiserv and Client, all items drawn against Client shall be: (i) stored by Fiserv and returned to Client at each statement cycle date; (ii) stored by Fiserv for future statement rendering; or
          (iii) returned to Client.
     (j) All internally generated items shall be returned to Client or held by Fiserv in accordance with Client's written instructions.

     3.  ENCODING:  Fiserv  will encode the dollar  amount on all items  needing
         --------
encoding and presented to Fiserv as part of the PROOF function described above.

     (a) Fiserv may encode additional fields, such as account numbers, deposit ticket totals, or other items as specified by Client. Any such encoding will be according to terms agreed to by Fiserv.

     4. EXCEPTION ITEM PROCESSING:  One day after receipt of items,  Fiserv will
        -------------------------
perform an automated exception item pull for all items identified by Client's account processing system for exception pull (NSF's, holds, large dollars, or other criteria mutually agreed to by Client and Fiserv).

     (a) Client's account processing servicer will provide an exception item file to Fiserv after posting and updating of customer accounts and on a mutually agreed schedule.

     (b)  Fiserv will either  reject or pay exception  items in accordance  with
          instructions,   either  written  or  oral,  from  Client's  authorized
          officer(s)  or  employee(s).

     (c) In the event no instructions are received, Fiserv will follow Client's standing orders for exceptions, which will be provided in writing by Client.
     (d) For items to be returned, Fiserv will: (i) stamp and qualify the items and return them to the Federal Reserve Bank; or (ii) provide other services as agreed by Fiserv and Client.

     5. STATEMENT  RENDERING:  Fiserv will store all checks,  drafts,  and other
        --------------------
orders for the payment of money drawn against accounts at Client. At each Client account cycle date, Fiserv will sort the items by account, match them with the monthly account statement, and mail them to the statement address.

     (a) Client will arrange for delivery of account statements to Fiserv at Client's cost.
     (b)  Fiserv will add inserts to statements upon instructions from Client.
     (c) Fiserv will apply proper postage, which will be pre-paid monthly on an estimated basis.
     (d) Fiserv may, at its expense, arrange for statements to be pre-sorted to reduce postage costs. In such event, Client will be billed standard postage charges.

     6. COURIER SERVICES: Client is responsible for the provision of all courier
        ----------------
services except as noted below.

     (a)  Fiserv will provide,  at its cost,  standard  scheduled  trips between
          Fiserv  and:   (i)  the   Federal   Reserve   Bank;   and  (ii)  local
          clearinghouse.
     (b) Client will provide, at its cost, all other courier services, including delivery of items from its branches to Fiserv and the delivery of all items from Fiserv to Client.
     (c) Client will either provide necessary courier services or contract with a third party for these courier services. Client will be invoiced directly for any such third party services.
     (d) If requested by Client and agreed to in writing by Fiserv, Fiserv may provide courier services, either with Fiserv personnel or through a third party provider under contract to Fiserv. In the event Fiserv provides courier services:

          (i) Client shall pay Fiserv for such courier services at a rate agreed to by the parties; and
          (ii) Client   agrees  that   Fiserv   shall  have  no   liability   or
               responsibility for items being transported under such courier services until such items have reached Fiserv premises.

                                                                   Exhibit B - 2
                          Item Processing Services Fees
                          -----------------------------

      Fiserv will provide Client with the following Item Processing Services for the fees and prices indicated:


                              [Fee Table Omitted]

                              [Fee Table Omitted]

                              [Fee Table Omitted]

                              [Fee Table Omitted]

                                                                   Exhibit B - 3
                              Performance Standards
                              ---------------------

      ---------------------------------------------------------------------------------------------------------------
                  MEASURE               RESPONSIBILITY                      STANDARD                        GOAL
      ---------------------------------------------------------------------------------------------------------------

      Delivery of branch work to        Client           60% by [6:00 PM]                                    90%
      Fiserv
                                                         100% by [8:00 PM]
      ---------------------------------------------------------------------------------------------------------------
      Encoding and proof of deposit     Fiserv           No holdover, with cutoff in time to meet            95%
                                                         transmission standard
      ---------------------------------------------------------------------------------------------------------------
      Process transit items             Fiserv           Meet all applicable deadlines                       95%
      ---------------------------------------------------------------------------------------------------------------
      Capture and transmission of       Fiserv           Transmission by [2:00] AM next day                  95%
      items (inclearing and branch
      deposits)
      ---------------------------------------------------------------------------------------------------------------
      Notification of return items      Client           Transmission to Fiserv by [11:00 AM] next day       95%
      ---------------------------------------------------------------------------------------------------------------
      Process return items              Fiserv           Meet all applicable deadlines                       95%
      ---------------------------------------------------------------------------------------------------------------
      Response to standard photocopy    Fiserv           48 hours                                            95%
      request
      ---------------------------------------------------------------------------------------------------------------
      Statement processing -            Fiserv           Within 3 full business days of receipt of           95%
      turnaround                                         statements and checks (4 business at end of
                                                         month)
      ---------------------------------------------------------------------------------------------------------------
      Statement processing - quality    Fiserv           Less than 0.1% statements with errors               95%
      ---------------------------------------------------------------------------------------------------------------


                                                                       Exhibit C
                                  EFT Services
                                  ------------

     Client agrees with Fiserv as follows:

     1. Services.  Fiserv will provide Client the EFT Services ("EFT  Services")
        --------
specified in Exhibit C - 1.

     2. Network Support  Services.  Fiserv will provide Network Support Services
        -------------------------
(monitoring, service, and maintenance for equipment) in accordance with instructions supplied by Client. If any or all of the communication network should fail, Fiserv or its designated agents will locate the problem and correct any malfunction not associated with equipment or circuits provided by common carriers. If the problem is located in the equipment or circuits of the common carriers, Fiserv will contact the common carriers and request that the problem be corrected. Maintenance Fees incurred by Fiserv for repairs caused by Client supplies or Client controlled factors, such as faulty electrical parts, inadequate physical facilities, or physical abuse, shall be reimbursed by Client. Any other maintenance fees for causes resulting from Fiserv supplies or controlled causes, shall not be charged to Client.

     3.  Fees.  Client  shall  pay  Fiserv  the fees and other  charges  for EFT
         ----
Services specified in Exhibit C - 2.

     4.  Responsibility for Accounts.  Client shall be responsible for balancing
         ---------------------------
its accounts each business day and notifying Fiserv immediately of any errors or discrepancies. Provided that Client immediately notifies Fiserv of any discrepancy in Client's accounts, Fiserv shall, at its own expense, promptly recompute accounts affected by discrepancies solely caused by the Fiserv System or provide for another mutually agreeable resolution. Fiserv will use its commercially reasonable efforts to correct errors attributable to Client or other Client third party servicers.

     5. Reports. Fiserv will provide output reports to Client for daily, weekly,
        -------
monthly, and annual transactions.

     6. Backup Records.  Fiserv currently retains historical files at a location
        --------------
separate from the data center sufficient to recreate files for the most recent week- and month-end. A daily transaction log of all Client transactions for the most recent ten business days will also be maintained at this location.

     7. Hours of  Operation.  EFT Services  will be available  for use by Client
        -------------------
during standard Fiserv business hours, excluding company holidays, as specified in Exhibit C - 3.

     8.  Performance  Standards.  EFT Services  shall be performed in accordance
         ----------------------
with the standards specified in Exhibit C - 4.

     9. Hardware.  (a) Client will obtain written  approval from Fiserv prior to
        --------
connecting any equipment to the data communication equipment provided by Fiserv. Equipment, if any, connected to the Fiserv System must be configured in a manner acceptable to Fiserv. Client agrees to pay Fiserv for the testing and acceptance of such equipment by Fiserv at then current rates.

     (b) Client shall at all reasonable times permit authorized personnel of Fiserv and equipment manufacturers to have access to any Fiserv owned or leased equipment provided hereunder, and shall permit removal of such equipment upon termination of this Exhibit.

     10.  Protection of Data.  Fiserv has developed an operations backup center,
          ------------------
for which Client has agreed to pay the charges indicated in Exhibit C - 2. Fiserv tests the procedure periodically to ensure compliance. Copies of transactions files are maintained by Fiserv off premises in secured vaults.

     11.   Regulatory   Compliance.   (a)  Client  is  solely   responsible  for
           -----------------------
ascertaining that its use of EFT Services complies with all applicable state and federal statutory and regulatory requirements. Fiserv agrees, however, to monitor such applicable requirements, and to make changes in EFT Services as Fiserv believes is necessary to bring EFT Services into compliance.

     (b) Upon the written request of Client or a governmental regulatory authority, Fiserv shall make output available to such regulatory authority for purposes of Client audits and supervisory examinations. Client shall pay Fiserv's then current rate(s) for any time devoted to such examination, audit, consulting, or other similar related effort.

     12.  On-Line  Security.  Fiserv  will  provide  Client  access,  after  the
          -----------------
execution of appropriate "on-line" security measures, to allow Client to perform Cardholder maintenance on Client Files in the Fiserv System.

     13. Network  Agreement.  Fiserv provides access to electronic fund transfer
         ------------------
networks for the purpose of participating in the exchange of transactions on an inter-network basis. Client may participate in such networks subject to the following terms and conditions:

     (a) Client will enter into an agreement with each such network in which Client elects to participate, and will operate within and abide by the operating rules established by each such network, and pay any associated fees imposed by each such network; and

     (b) The clearing of transactions and reconciliation of payments will be in accordance with settlement procedures established between Fiserv and each such network.
================================================================================

                                                                   Exhibit C - 1

                                  EFT Services
                                  ------------

     Fiserv will provide Client the following EFT Services:

     1. On-Line  Host  Interface.  The  operational  environment  that allows an
        ------------------------
electronic transaction to be processed against a cardholder's account.

     2. ATM Driving/Monitoring. The process of providing an ATM with the on-line
        ----------------------
instructions necessary to process transactions and verifying equipment and telephone operability.

     3.  Networks.  Those  regional or  national  ATM  associations  who provide
         --------
electronic access to financial transactions for cardholders of member financial institutions. Acquirer networks will be CIRRUS/MasterCard, PLUS Duality/VISA, NYCE, American Express, Discover and VISA Check.

     4.  DataStation.  Links  Client's IBM  compatible PC to the Fiserv  System,
         -----------
allowing Client to retrieve reports, retrieve transaction history, and perform network adjustments.

     5. Card  Management.  An automated  system for plastic card  ordering,  pin
        ---------------
ordering, card re-issue tracking, and "Hot Carding", accessible to Client via On-Line Terminal Dial-Up PC or Batch Processing.

     6. Microfiche. Daily, weekly, and monthly reports.
        ----------

     7. Transmissions.   Transactions reports and settlement information  trans-
        -------------
mitted to Client's host data processing system.

     8. Business Continuity. Fiserv's disaster recovery program.
        ------------------

     9. Telecommunications and Equipment.  ATM phone line and modems relevant to
        --------------------------------
driving and monitoring Client's ATMs.

     10.  Conversion  Date.  A 90 to 120 day  notification  will be given unless
          ----------------
changed by mutual agreement by Client and Fiserv.

                                                                   Exhibit C - 2
                                EFT Services Fees
                                -----------------

      Fiserv will provide Client the following EFT Services at the fees and prices indicated:


                              [Fee Table Omitted]

                              [Fee Table Omitted]

                                                                   Exhibit C - 4

                             Performance Standards
                             ---------------------

       If EFT Services are available less than 99% of any month (exclusive of planned downtime) as a result of an error or omission by Fiserv, Fiserv shall credit the monthly fee payable by Client for that month by $250.00. If availability is less than 98%, Fiserv shall credit the monthly fee by an additional sum of $100.00. Client and Fiserv agree that these reductions in fees constitute a reasonable and fair estimation of the damages arising to Client from such non-availability of EFT Services during such time. This credit is in addition to remedies available to Client in the Agreement. Fiserv shall not be responsible for any delays or interruptions in EFT Services that may be caused by common carriers, or by other causes beyond Fiserv's control.

                                                                       Exhibit D

                                  Card Services
                                  -------------

     Client agrees with Fiserv Solutions, Inc. d/b/a Personix as follows:

     1. Services. Personix will provide Client the Card and Fulfillment Services
        --------
("Card Services") specified in Exhibit D - 1.

     2. Fees. Client shall pay Personix fees and other charges for Card Services
        ----
specified in Exhibit D - 2.

     3. Reports.  Personix will provide output reports to Client as specified in
        -------
Exhibit D - 1.

     4. Software.  Personix will license  software to Client in accordance  with
        --------
the license agreement constituting Exhibit D - 3.

     4.  Performance  Standards.  Card Services shall be performed in accordance
         ----------------------
with the standards specified in Exhibit D - 4.

     5. Protection of Data.  Personix has developed an operations backup center,
        ------------------
for which Client has agreed to pay the charges indicated in Exhibit D - 2. Personix tests the procedure periodically to ensure compliance. Copies of transactions files are maintained by Personix off premises in secured vaults.

     6. Regulatory Compliance. (a) Client is solely responsible for ascertaining
        ---------------------
that its use of Card Services complies with all applicable state and federal statutory and regulatory requirements.

     (b) Upon the written request of Client or a governmental regulatory authority, Personix shall make output available to such regulatory authority for purposes of Client audits. Client shall pay Personix's then current rate for any time devoted to such audit, consulting, or other similar related effort.

     7. On-Line Security.  Personix will provide access to the Client, after the
        ----------------
execution of appropriate "on-line" security measures, to allow Client to perform cardholder maintenance on Client Files in the Fiserv System.


================================================================================

                                                                   Exhibit D - 1

                          Description of Card Services
                          ----------------------------

Card Services shall include card services, statement rendering, new account fulfillment, and inventory management. At each Client account cycle, Personix shall produce customer account statements and mail them to the statement address. Personix shall add inserts to statements upon instructions from Client. Personix shall apply proper postage, which charges shall be posted to Client's account and be charged on a monthly basis. This will include presorting of mail commingled with other mailings from Personix to provide maximum postal discounts for automation and bar-coding, and will include an allocation for residual postage. Personix shall present both single and combined statements and shall make such statements available both on paper and online.

CARD FULFILLMENT SERVICES
-------------------------

ATM and Debit card production will be managed under the guidelines established by Visa and MasterCard as validated in an annual audit performed by those associations.

Basic Services

     a)   Receive daily data file from Fiserv
     b)   Process file to create machine ready output file
     c)   Perform Card personalization (emboss up to three lines)
     d)   Encode magnetic stripe to ISO/ANSI specifications
     e) Personalize card carrier with name and address, simple marketing message
     f)   Application of activation label as defined by Client
     g)   Match and merge card(s) to carrier
     h)   Provide Bell & Howell compatible inserts
     i)   Insert carrier and inserts into envelope
     j)   Seal and meter envelope for mailing
     k)   Presort and barcode envelopes
     l)   Deliver to USPS for mailing

PIN Mailer
     a)   Receive daily data file from Fiserv
     b) Process file, calculate PIN offset, and create machine ready output file; decrypt Internet banking password
     c)   Print PIN Mailer on secure form
     d) Mail based on Client-established timeframe after cards are mailed (typically 2 business days)

LASER FULFILLMENT SERVICES
--------------------------

Print output will be composed based on Client's specifications and will be based on the contents of data file(s) received from Fiserv.

Basic Services
     a)   Receive daily data file from Fiserv
     b)   Process file to create print-ready output
     c)   Letter/Statement Personalization (based on kit descriptions)
     d)   Provide Bell & Howell compatible inserts
     e)   Insert documents and inserts into envelope
     f)   Seal and meter envelope for mailing
     g)   Presort and bar code envelopes
     h)   Deliver to USPS for mailing

INVENTORY MANAGEMENT
--------------------

Personix will establish catalog numbers for all inventory to be used in production
     a)   Items will be coded with max and min quantities and reorder points
     b) Monthly inventory status reports for all catalog numbers will be provided to Client

SECURITY
--------
1) Personix will produce card output under the security guidelines of Visa and MasterCard and undergo an annual review and certification by those associations
2) Personix will provide online access to JETS (Job Entry Tracking System) for the purposes of access to:
     a)   Status of job completion and mailing
     b)   Daily Historical Job Summary
     c)   Status of Inventory
3) Personix shall provide backup data services in accordance with the pricing set forth in Exhibit D - 2, and shall test the procedures periodically to ensure compliance. Copies of transaction files are maintained off premises in secured vaults.

                                                                   Exhibit D - 2

                               Card Services Fees
                               ------------------


                              [Fee Table Omitted]

                              [Fee Table Omitted]

                                                                   Exhibit D - 3

                           SOFTWARE LICENSE AGREEMENT
                           --------------------------

PLEASE READ THE FOLLOWING TERMS AND CONDITIONS BEFORE USING THE JOB ENTRY AND TRACKING SYSTEM (JETS) SOFTWARE. YOUR USE OF THE JETS CONSTITUTES ACCEPTANCE OF THE TERMS AND CONDITIONS OF THIS SOFTWARE LICENSE AGREEMENT (SLA). RETAIN THIS COPY FOR YOUR RECORDS.

This software license agreement is a legal agreement between you and Personix. By using the software, you are agreeing to be bound by the terms and conditions of this SLA. If you do not agree to the terms and conditions of this SLA, promptly return the JETS documentation and/or other items to the place you obtained them for a full refund.

================================================================================


GRANT OF LICENSE

This SLA permits you to use 1 copy of software program(s) included in this package and any accompanying documentation and items ("Software") on a single computer. Software is in "use" on a computer when it is loaded into temporary memory or installed into permanent memory of that computer. However, installation on a network server for the sole purpose of internal distribution shall not constitute "use" for which a separate license is required, provided you have a separate license for each computer to which Software is distributed. You agree that access to Software shall be given only to your employees on a need to know basis, and only after informing such employees of the terms and conditions relative to the use and disclosure of Software and cause them to adhere to all such terms and conditions.

COPYRIGHT

Software (including any images, "applets", photographs, animations, video, audio, music, and text incorporated into the Software) is owned by Personix or its suppliers and is protected by United States copyright laws and international treaty provisions and all other applicable national laws. Therefore, you must treat Software like any other copyrighted material (e.g. a book or musical recording) except that you may transfer Software to a single hard disk provided you keep the original solely for backup or archival purposes.

OTHER RESTRICTIONS

You may not:
     (a) make additional copies of Software except for 1 archival or back-up copy; provided, that it shall contain the proprietary rights notice affixed to the original;
     (b) provide use of Software in a computer service business, network, timesharing, interactive cable television, multiple CPU or multiple user arrangement, or otherwise disclose or allow Software to be used by or for the benefit of any third party;
     (c) alter, decompile, disassemble, reverse engineer, or otherwise modify Software and/or merge Software with another software product or program;
     (d) convey any rights of use or otherwise in or to Software to any third party;
     (e) make any Software translations;
     (f) make telecommunications or data transmissions of Software; or
     (g) remove any copyright or proprietary rights notices placed upon or within Software.

TERM AND TERMINATION

This SLA shall remain in effect until terminated. You may terminate this SLA at any time by returning Software (together with all Software copies) and its accompanying documentation to Personix. This SLA shall be automatically terminated upon your failure to comply with any of the terms or conditions of this SLA. In the even of such termination, you shall promptly return or destroy, and delete from all computer processors, all copies of Software, and certify in writing that all such copies have been returned or deleted and/or destroyed.

WARRANTIES

PERSONIX WARRANTS THAT IT HAS THE RIGHT TO LICENSE THE SOFTWARE TO YOU. PERSONIX DOES NOT WARRANT THAT THE FUNCTIONS CONTAINED IN SOFTWARE SHALL MEET YOUR REQUIREMENTS OR THAT SOFTWARE OPERATIONS SHALL BE UNINTERRUPTED OR ERROR FREE. THE FOREGOING WARRANTY IS IN LIEU OF ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. THE ENTIRE RISK AS TO QUALITY AND PERFORMANCE OF SOFTWARE IS WITH YOU. PERSONIX DISCLAIMS ANY OTHER WARRANTIES. THIS WARRANTY IS IN LIEU OF ALL LIABILITIES FOR DAMAGES ARISING OUT OF OR IN CONNECTION WITH SOFTWARE USE.

LIMITATION OF LIABILITY

IN NO EVENT SHALL PERSONIX HAVE ANY LIABILITY FOR LOSS OF GOODWILL, OR FOR SPECIAL, CONSEQUENTIAL, INDIRECT, OR INCIDENTAL DAMAGES, WHETHER IN CONTRACT OR TORT, EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

TITLE AND CONFIDENTIALITY

You shall have no rights to Software or any copies thereof, except for the right to use Software as described in this Agreement. Title and ownership rights to Software (including patent, copyright, trade secret, and other intellectual property rights contained therein) shall remain with Personix or its suppliers.

This SLA shall be governed by and construed in accordance with the laws of the State of Wisconsin, U.S.A. without giving effect to its provisions relating to conflict of laws.

U.S. GOVERNMENT RESTRICTED RIGHTS

Software is provided with RESTRICTED RIGHTS. Use, duplication, or disclosure by the United States Government is subject to restrictions as set fort in subparagraph (c)(1)(ii) of The Rights in Technical Data and Computer Software clause at DFARS 252.227-7013 or subparagraphs (c)(1) and (2) of the Commercial Computer Software -- Restricted Rights at 48 CFR 52.227-19, as applicable. Manufacturer is Fiserv Solutions, Inc. d/b/a/ Personix, 13100 N. Promenade Blvd., Stafford, TX 77477.

                                                                   Exhibit D - 4

                              Performance Standards
                              ---------------------

In the performance of Card Services under this Exhibit, Personix shall comply with the following performance standards relating to turn-around time and quality.

CARD FULFILLMENT TURNTIME COMMITMENT:                3 business days

LASER FULFILLMENT TURNTIME COMMITMENT:               3 business days

DAILY FULFILLMENT COMMITMENT:                        120% of the rolling 3 month
                                                     daily average

Files received before 9:00 a.m. Central Time shall be considered received that day and files received after 9:00 a.m. Central Time will be considered received the following business day. The day Personix delivers the cards to the presort vendor shall constitute the mail date.

The foregoing Turnaround Times shall not apply with respect to cards requested by Client on a specific day that exceed the Daily Fulfillment Commitment. If Client exceeds the Daily Fulfillment Commitment as it relates to future daily files, files will be produced and completed in the order received. All excess volumes will be applied towards the following business day's daily commitment.

NOTE: Business days are Monday through Friday,  excluding  Personix's  holidays:
----
New Years Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Day after Thanksgiving and Christmas Day. Personix will make available Saturday and Sunday for production purposes. However, this will be managed at a premium rate to assist with costs associated with overtime labor and weekend maintenance coverage.

QUALITY
-------

Errors are categorized as critical versus non-critical errors.

a)    Critical Errors
      i.   incorrect card stock used
      ii.  incorrect paper products used
      iii. incorrect data used as it relates to card personalization and carrier personalization. This error is dependent on correct data received from Client

b)    Non critical errors (do not constitute an error)
      i.   inserts in incorrect order
      ii.  failure to include an insert

In the case of a critical error, Personix will provide Client with the number of members affected and identify which members were affected within a 2 business day timeframe from receipt of notice from Client.

In addition to the foregoing, Client shall in no event be billed the unit processing costs for any kits that do not meet the foregoing quality standards. If the quality error results in the need for a reissue of the identified card(s), Personix will be responsible for all cost(s) related to the reissuance of the identified card(s) (ie, unit processing, materials, postage and/or freight).

                                    PENALTIES
                                    ---------

In the event, that in any calendar month during the term hereof, Personix fails to achieve the foregoing performance standards with respect to at least 96% of the cards Personix is obligated under the terms hereof to process and mail during such calendar month, then Client will be credited the number of cards times 25% of the unit processing cost. Client will still be responsible for the costs associated with the materials and related postage/freight.

The foregoing penalties shall be credited within 30 business days of written notification by Client and shall be creditable against further invoices in the event Personix shall fail to make such payment within such period.

                               CLIENT REQUIREMENTS
                               -------------------

CLIENT SUPPLIED MATERIALS - Client supplying own materials related to fulfillment will be Client's responsibility as it relates to quality issues. Personix will supply specifications of the equipment to be utilized. If issues do arise form the quality of Client supplied materials, all original turn time commitments will be adjusted. Personix will make "best effort" to accommodate the original dates requested, but Personix will not be held to any penalties related to turn time and quality.

POSTAGE DEPOSIT (SPECIAL PROJECTS) - Client shall establish and maintain a postage deposit account with Personix. This deposit will be equal to the estimated number of envelopes multiplied by the anticipated postal rates plus 10%. In addition, Client shall be invoiced at the prior to the first mail date for postage equal to 2 months of estimated postage dollars. Postage will be paid directly from these funds and Personix will issue monthly invoices equal to 1 month postage dollars for replenishment purposes.

POSTAGE DEPOSIT (DAILY FULFILLMENT) - Client shall establish and maintain a postage deposit account with Personix. This deposit will be equal to 2 months of postage dollars. These monies will be held on reserve to avoid any interruption in service due to lack of postage funds on account for Client. In addition, Client shall be invoiced prior to the first mail date for postage equal to 2 months of estimated postage dollars. Postage will be paid directly from these funds and Personix will issue monthly invoices equal to 1 month postage dollars for replenishment purposes.

                                                                       Exhibit E

                        Material Purchased Through Fiserv
                        ---------------------------------

     Client agrees to purchase, and Fiserv agrees to sell, hardware and software licenses on the terms and subject to the conditions set forth below:

     1. Equipment. Hardware and software licenses being purchased through Fiserv
        ---------
are described in each Exhibit E - n ("Material"). Client understands that Fiserv is acting as an independent sales organization representing each manufacturer or supplier (each, a "Supplier") identified in each Exhibit E - n.

     2.  Payment.  Client  shall pay Fiserv 50% of the total price for  Material
         -------
specified in each Exhibit E - n upon execution of such Exhibit and 50% upon delivery of Material to the site or sites designated by Client on each Exhibit E
- n (collectively, "Installation Site"). Client shall be responsible for all freight charges associated with shipment of Material from Supplier or Fiserv, as the case may be, to the Installation Site. In the event of any price increase by a Supplier, Fiserv shall accordingly increase the prices for Material.

     3. Fiserv Obligations.  Client also understands and agrees that the ability
        ------------------
of Fiserv to obtain Material may be subject to availability and delays due to causes beyond Fiserv's control. Fiserv shall promptly place any orders submitted under this Exhibit with each Supplier and shall, at Client's direction, request expedited delivery whenever available.

     4.  Insurance.   Client  shall  be  responsible  for  appropriate  property
         ---------
insurance for all equipment, whether Client-owned or Fiserv-owned, within Client's premises.

     5. Delivery and  Installation.  (a) Delivery.  On Client's  behalf,  Fiserv
        --------------------------       --------
shall arrange for delivery of Material to the Installation Site on or about the date requested by Client ("Delivery Date"). In the absence of shipping instructions, Fiserv shall select a common carrier on Client's behalf.

     (b) Installation. Fiserv shall arrange for the installation of the items of
         ------------
Material in consideration of the Installation Fees listed on each Exhibit E - n. Client shall not perform any installation activities without Fiserv's written consent. Fiserv or its designee shall have full and free access to Material and the Installation Site until installation is completed. If a suitable installation environment is not provided by Client, then Fiserv shall be required to perform only as many normal installation procedures as it deems to be practicable within the available facilities. Installation of Material will take place during normal Fiserv business hours, Monday through Friday, exclusive of Fiserv holidays, unless otherwise agreed by Fiserv.

     (c) Installation Environment.  Client shall provide a suitable installation
         ------------------------
environment for Material as specified by Fiserv or its agents and any and all other specifications provided to Client by Supplier or Fiserv. Unless Fiserv agrees to so provide, Client shall also be responsible for (i) furnishing all labor required for unpacking and placing Material in the desired location for installation; and (ii) physical planning including, but not limited to, floor planning, cable requirements, and safety requirements in accordance with the installation manual and any and all applicable building, electrical, or other codes, regulations, and requirements. All such physical planning shall be completed on or before the Delivery Date

     5.  Shipment  and Risk of Loss.  All prices shown on each Exhibit E - n are
         --------------------------
F.O.B. Supplier's plant. All transportation, rigging, drayage, insurance, and other costs of delivery of Material to the Installation Site shall be paid by Client. Risk of loss shall pass to Client upon shipment.

     6. Title to  Equipment.  Title to all hardware  items  comprising  Material
        -------------------
shall remain with Supplier or Fiserv, as the case may be, until all payments therefor are made by Client and, until such time, Client agrees that it shall not sell, transfer, pledge, or otherwise dispose of such items without Fiserv's prior written consent.

     7. Security  Interest.  Client  grants  Fiserv a security  interest in each
        ------------------
component part of Equipment and the proceeds thereof until the purchase price due Fiserv is paid in full. Client shall execute any instruments or documents Fiserv deems appropriate to protect the security interest and, in any event, this Exhibit shall constitute a financing agreement within the meaning of
Article 9 of the Uniform Commercial Code and a copy of this Exhibit may be filed at any time after signature by Fiserv as a financing statement for that purpose. In the event of default in payment or other breach by Client, Fiserv shall have all rights and remedies of a secured creditor upon default as provided by applicable law. Fiserv shall, at its sole expense, file releases for any financing statements recorded pursuant to this Exhibit promptly upon receipt of final payment.

     8. Acceptance.  Equipment shall be deemed to have been accepted when it has
        ----------
passed either Fiserv's or Supplier's standard post-installation test procedures at the Installation Site.

     9.  Warranties.  Fiserv  warrants  that Client will  acquire good and clear
         ----------
title to all hardware items comprising Material free and clear of all liens and encumbrances. Fiserv hereby assigns to Client all warranties Supplier has granted to Fiserv with respect to Material as set forth on each Exhibit E - n.

Client hereby agrees to all of the terms and conditions applicable to those warranties and acknowledges that:

     (i) neither Supplier nor Fiserv warrants that use of Material will be uninterrupted or error free; and

     (ii) Supplier's warranties, and the assignment of such warranties by Fiserv to Client, shall not impose any liability on Fiserv due to the services or assistance provided to Client by Fiserv with respect thereto.

================================================================================

                                                                   Exhibit E - 1

                         Material, Supplier, and Prices
                         ------------------------------

Material                 Manufacturer and/or Supplier                     Price
--------                 ----------------------------                     -----





















                           Installation Sites and Fees
                           ---------------------------
















      IN WITNESS WHEREOF, the parties hereto have caused this Exhibit E - 1 to the Agreement to be executed by their duly authorized representatives as of the date indicated below.


eZ Bancorp, Inc.                            Fiserv Solutions, Inc.



By ______________________________________   By ________________________________
Name ____________________________________   Name ______________________________
Title ___________________________________   Title______________________________
Date ____________________________________   Date ______________________________

                                                                       Exhibit F

                                Software Products
                                -----------------

WHEREAS, Fiserv is the licensor of Software (as defined below), and

WHEREAS, Client wishes to install and Use (as hereinafter defined) Software in Client's premises.

NOW, THEREFORE, the parties hereto agree as follows:

================================================================================

1.    DEFINITION OF TERMS

1.1 'Computer System' means the manufacturer-supplied equipment and software identified on each Exhibit F - n.

1.2 'Documentation' means the Software documentation specified on each Exhibit F - n.

1.3 'Enhancements' means modifications made to Software that add program features or functions not originally within the Software and that are provided upon payment of additional License Fees. Fiserv reserves the right to determine which changes are upgrades or separately priced enhancements.

1.4  'Location' means only the premises identified on each Exhibit F - n.

1.6 'Maintenance Fee' means the annual fee specified in each Exhibit F - n for Maintenance Services.

1.7 'Maintenance Services' means maintenance services described in Section 4 below. Maintenance Services are available only with respect to the current release of Software.

1.8 'Non-conformity' means a failure of Software to perform in substantial accordance functions described in the Documentation.

1.9 'Operational Support' means optional Fiserv services available, at Client request, to support Client's Software operation. Operational Support shall only be available if Client is receiving Maintenance Services.

1.10 'Professional Service Fees' means fees specified in each Exhibit F - n for professional services provided by Fiserv.

1.11 'Software' means the standard, unmodified computer programs in object code, unless otherwise specified on each Exhibit F - n, together with one set of Fiserv standard documentation. Software does not include separate, independent, and stand-alone modules or subsystems that Client has developed and maintained without Fiserv's assistance.

1.12 'Software System' means the Software and Third Party Software.

1.13 'Third Party' means any party other than Fiserv, Client, and their respective employees, agents, and subcontractors.

1.15 'Third Party Software' means software provided by Fiserv that is owned or licensed by Third Parties as identified on each Exhibit F - n.

1.16 'Total License Fee' means the total sum specified in each Exhibit F - n for Software. Any fees for modifications, enhancements, upgrades, or additions to Software are excluded from this Exhibit unless otherwise specified.

1.17 'Upgrades' means changes made to maintain compatibility with new system software releases or to improve previously existing features and operations within Software. This primarily includes Software program fixes.

1.18 'Use' means copying or loading any portion of Software from storage units or media into any equipment for the processing of data by Software, or the operation of any procedure or machine instruction utilizing any portion of either the computer program or instructional material supplied with Software at the Location. Use is limited to type of operations described in Fiserv documentation solely to process Client's own work. Use specifically excludes any service bureau or time-share services to Third Parties without prior written consent by Fiserv and payment by Client of additional fees in accordance with mutually agreed terms.

2.    LICENSE

2.1 Fiserv agrees to furnish Software to Client and does hereby grant to Client a personal, non-exclusive, nontransferable License to Use Software at the Location on the designated Computer System.

2.2 Client may change the Location in the event Client transfers its data processing department to a new location within the same country. Client will provide Fiserv with 60 days advance notice of any proposed transfer of operations. Assistance by Fiserv related to the transfer shall be chargeable at Fiserv's then current professional service rates. Client shall reimburse Fiserv for any out-of-pocket expenses.

2.3 Fiserv prohibits the copying of any portions of the Software System except that Client may copy reasonable quantities of any standard end user documentation; and may copy machine language code, in whole or in part, in reasonable quantities, in printed or electronic form, for use by Client at the Location for archive, back-up, or emergency restart purposes, or to replace copy made on defective media. The original, and any copies of Software, or any part thereof, shall be Fiserv's property.

2.4. Client shall maintain any such copies and the original at the Location and one Client archive site in the same country. Client may transport or transmit a copy of Software from the Location or the Archive Site to another location in the same country as the Location for back-up use when required by Computer System malfunction, provided that the copy or original is destroyed or returned to the Location or Archive Site when the malfunction is corrected. Client shall reproduce and include Fiserv's copyright and other proprietary notices on all Software System copies made, in whole or in part, in any form.

2.5 Client shall not decompile, disassemble, or otherwise reverse engineer the Software System.

2.6 Third Party Software is provided to Client under the following supplemental terms:

     (i) Use of Third Party Software shall be restricted to use as part of the Software System.
     (ii) Third Party Software owners shall not be liable for any damages, whether direct, indirect, incidental, or consequential arising from the use of Third Party Software.
     (iii)Publication of benchmark tests of Third Party Software is permitted only in a writing signed by an authorized officer of Fiserv and the Third Party Software owner.
     (iv) Third Party Software owners are hereby designated as third party beneficiaries of this Exhibit as it relates to their software.
     (v) Third Party Software is not specifically developed, or licensed for use in any nuclear, aviation, mass transit, or medical application or in any inherently dangerous applications. Third Party Software owners and Fiserv shall not be liable for any claims or damages arising from such use if Client uses the Software System for such applications.

2.7  Client shall  obtain and  maintain at its own expense such data  processing
     and   communications   equipment  and  supplies  as  may  be  necessary  or
     appropriate to facilitate the proper use of the Software System.

3.   PROFESSIONAL SERVICES TERMS

3.1 Fiserv agrees to provide Client with access to Fiserv's professional personnel at the rates identified in the Professional Services Fee table in each Exhibit F - n and in accordance with the terms and conditions set forth in Exhibit J. Modifications to the Software shall be rendered as Development Services in accordance with Exhibit I.

3.2  Operational Support. If requested by Client and if applicable,  and subject
     -------------------
     to a mutually agreed upon implementation, Fiserv agrees to provide Operational Support at the rates specified in Exhibit F - n. Operation Support may include the following services:

      (i)  Operational Support Services
           -  Warehouse Server System Administration
           -  Analysis Server System Administration
           -  Database Administration
           -  InformEnt Administration
      (ii) Design and Planning Services
           -  Warehouse Server
           -  Analysis Server

4.    MAINTENANCE SERVICES TERMS

4.1  Fiserv will provide the following maintenance services to Client:

     (i) Up to 20 hours per month for telephone support during normal business hours for reasonable operator support. For telephone support over 20 hours or not during normal business hours, Client will be charged Fiserv's then standard professional service rates.
     (ii) On-site support, when requested by Client, will be provided at Fiserv's then standard professional service rates.
     (iii)Software program fixes to correct Software Non-conformities for the current release will be provided within a reasonable period of time upon notice by Client. Client agrees to provide Fiserv with reasonable assistance and information in connection therewith.
     (iv) Software updates will be provided to Client.
     (v) Training for updates may be offered to Client at Fiserv's standard professional service rates. If such training is conducted at the Location or other Client site, Client agrees to reimburse Fiserv for its reasonable travel and out-of-pocket expenses.

4.2 The term for Maintenance Services shall begin upon the earlier of installation or 90 days from Software delivery and shall end upon termination of this Agreement.

4.3 Fiserv may utilize remote diagnostic software and dial-up telephone lines in providing these services. Client shall cooperate and assist Fiserv to expedite resolution of all Non-conformities.

4.4 Should Fiserv's review of the Non-conformity indicate, in Fiserv's reasonable opinion, that the reported problem is not a Software defect but is due to other problems including, but not limited to, input not in accordance with specifications, Client's abuse or misuse of the Software System, or by a modification or addition to the Software System not performed by Fiserv, or by Client's failure to properly maintain the Computer System or to install the required system software release as instructed by Fiserv, then:

     (i) Client agrees to reimburse Fiserv for the related costs of work performed by Fiserv in investigating the problem at Fiserv's then standard professional service rates, and
     (ii) Fiserv, at Client's request, shall advise Client whether Fiserv can correct or assist in resolving such problem, and the terms under which Fiserv shall undertake the same. Upon written acceptance by Client, Fiserv shall correct or assist in resolving the problem in accordance with such terms.

4.5 Maintenance Fees shall be subject to annual increases on the anniversary date of this Agreement upon 30 days written notice to Client.

4.6  Network-related   problems  are  not  covered  under  Fiserv's  Maintenance
     Service. In the event Fiserv does provide such service, Client agrees to pay Fiserv's then standard professional service rates.

4.7 Maintenance services in addition to those specified in this Section may be made available at Fiserv's then standard professional service rates on a mutually agreed schedule.

5.   EQUIPMENT TERMS

5.1 Client agrees to purchase, and Fiserv agrees to sell, the Computer System described in Exhibit F - n in accordance with the terms specified in Exhibit E. Fiserv shall arrange for installation of the Computer System in consideration of the Installation Fees listed on Exhibit F - n.

5.2 Unless the parties agree otherwise, Fiserv shall not be responsible for the provision of any maintenance or repairs to the Computer System or of any parts or replacements for the Computer System.

6.   PERFORMANCE

6.1 Client shall give Fiserv full access to the Location, the Software System, and the Computer System to enable Fiserv to provide Services and shall make available information, facilities, and services reasonably required by Fiserv for the performance of its obligations hereunder.

6.2 Work in determining the nature of any problem or in making corrections, amendments, or additions to the Software System may be carried out at Fiserv's site or the Location, at Fiserv's option.

6.3 Client agrees to maintain the Computer System, Software, and Third Party Software in accordance with Fiserv's then current specified minimum configuration during the term hereof, or contract with Fiserv to so provide.

7.   WARRANTIES

7.1  Fiserv   warrants  that  Software  will  perform  in  accordance  with  its functional specifications when operated in the specified operating environment as described in the Documentation. Fiserv will provide replacements or corrections to Software that does not so perform where such failure is material, provided Fiserv is notified in writing. This warranty shall not apply if the problem is caused by unauthorized modification to the Software System, use of the Software in combination with non-Fiserv provided software, or by incorrect Use. Client acknowledges that the Software System is designed to operate on the Computer System and that the warranties given by Fiserv are conditional upon the procurement and maintenance by Client of the Computer System in accordance with the then current specified configuration.

7.2  Fiserv warrants that it has the right to License the Use of Software.

7.3  Virus and Disabling Code Warranty.  Fiserv warrants that Software delivered
     ---------------------------------
     to Client does not knowingly contain any pre-programmed devices or viruses, worms, trapdoors, backdoors, timers, or clocks that would erase data or programming or otherwise cause the Software to become inoperable. Fiserv warrants that the Software is free from any disabling code or device that may interfere with normal Software operations.

8.   INDEMNITY

8.1 Fiserv shall indemnify Client and hold it harmless against any claim or action alleging Use of Software infringes a patent, copyright, or other proprietary right of a Third Party enforceable in the Location. Client agrees to notify Fiserv promptly in writing of any such claim and grants Fiserv sole right to control the defense and disposition of such claim.

8.2 If, as a result of such claim, Fiserv or Client is permanently enjoined from using Software by a final, non-appealable decree, Fiserv, at its sole option and expense, may (i) procure for Client the right to continue to use Software; or (ii) provide a replacement or modification for Software so as to settle such claim. If Software modification is not reasonably practical in Fiserv's sole opinion, Fiserv shall discontinue and terminate this License upon written notice to Client and shall refund to Client the Total License Fees paid to Fiserv. In making this determination, Fiserv will give due consideration to all factors, including financial expense.

8.3 The foregoing states Fiserv's entire liability for the infringement of any copyrights, patents, or other proprietary rights by Software or any part thereof, and Client hereby expressly waives any other liabilities on the part of Fiserv arising therefrom.

8.4  Fiserv shall have no liability for any claim based upon

     (i) Use of any part of Software in combination with materials or software not provided by Fiserv; or
     (ii) modifications made by Client or any Third Party.

9.   TITLE

9.1 Nothing in this Exhibit shall convey to Client any title to or any rights in Software, including but not limited to all proprietary rights or ownership of any modifications. Client's sole right in relation to Software or any modifications is Use of the same in accordance with the terms and conditions hereof.

9.2 The Software System and all modifications, enhancements, or upgrades made thereto, and all patents, copyrights, or other proprietary rights related to each of the above are the sole and exclusive property of Fiserv or its suppliers, whether made by Fiserv, Client, or any of their employees or agents. Client shall execute documents reasonably required by Fiserv to perfect such rights.

9.3 All information, reports, studies, object or source code, flow charts, diagrams, and other tangible or intangible material of any nature whatsoever produced by or as a result of any of the services performed hereunder by Fiserv or jointly with Client, shall be the sole and exclusive property of Fiserv or its corporate parent. Client shall be entitled to Use all such work product produced by Fiserv in accordance with the terms and conditions hereof.

10.  TERMINATION

10.1 The termination of this Exhibit shall automatically, and without further action by Fiserv, terminate and extinguish the License, and all rights in and to the Software System shall automatically revert irrevocably to Fiserv. Fiserv shall have the right to take immediate possession of the Software System and all copies thereof wherever located without further notice or demand.

10.2 If Client violates any of the Non-Assignment, License, or Use provisions of this Exhibit, or confidentiality provisions of the Agreement as relates to Software, and fails to remedy any such breach within 5 days of notice thereof from Fiserv, Fiserv may terminate this Exhibit without further notice.

11.  NON-ASSIGNMENT

11.1 In the event of the sale of 50% or more of Client's common stock, or the sale of all or substantially all of Client's assets, or in the event of any merger in which Client is not the surviving organization, Client may transfer this Exhibit and upon Fiserv's prior written consent (which consent shall not be unreasonably withheld) and upon payment of a mutually agreed to additional license fee for such transfer.

11.2 If the organization acquiring Client's common stock, assets, or surviving a merger is an organization deriving more than 5% of its gross revenues from providing service bureau, time share, computer software consulting services, computer software licensing, or computer hardware sales, Fiserv shall be under no obligation to consent to such transfer.

================================================================================

                                                                   Exhibit F - 1

                     Fiserv Account Sales and Teller (FAST)
                     --------------------------------------



LICENSE:
-------

--------------------------------------------------------------------------------
Modules                                  FAST Account Sales and Teller
--------------------------------------------------------------------------------
Number of Workstations                   10
--------------------------------------------------------------------------------
Computer System:  Branch Fileserver      Pentium 200 MHz
                                         1 GB available
  (minimum configuration)                128 MB ECC RAM
                                         Windows NT 4.0 (service pack 3)
--------------------------------------------------------------------------------
Computer System:  Workstation            Pentium 200 MHz
                                         60 MB available
  (minimum configuration)                64 MB RAM
                                         Windows NT 4.0
                                         SVGA or better
--------------------------------------------------------------------------------
Computer System: Database Fileserver     Pentium II, Pentium Pro, or Pentium II
                                            Xeon
                                         1 GB available
  (minimum configuration)                128 MB ECC RAM
                                         Windows NT 4.0 (service pack 3)
--------------------------------------------------------------------------------
Computer System:  Validation Printers    Addmaster IJ1000
                                         Addmaster  IJ2040
                                         Addmaster IJ3160
                                         Craden DP6
                                         Epson TM-U375
                                         Epson TM-U925
                                         IBM 4712
                                         NCR 5223
--------------------------------------------------------------------------------
Computer System:  Passbook Printers      Craden DP6, NCR 5223
--------------------------------------------------------------------------------
Computer System:  Document Printers      HP Laser Jet III or higher
                                         Any printer with HP PCL5 support using
                                            standard driver
--------------------------------------------------------------------------------
Location                                 1093 Charloix, Grand Ledge, MI 48837
--------------------------------------------------------------------------------
Total License Fee                        Account Sales and Teller
                                              $ X  per Workstation (one-time)
--------------------------------------------------------------------------------
Seat Limitations                         Per Number of Workstations Licensed
--------------------------------------------------------------------------------
Third Party Software                     N/A
--------------------------------------------------------------------------------

PROFESSIONAL SERVICES:
---------------------
--------------------------------------------------------------------------------
Professional Service Fees               $  X
--------------------------------------------------------------------------------



MAINTENANCE SERVICES:
--------------------
--------------------------------------------------------------------------------
Modules                                 FAST Account Sales and Teller
--------------------------------------------------------------------------------
Maintenance Fee                         $ X per Workstation per year
--------------------------------------------------------------------------------

Additional Terms and Conditions:    N/A
-------------------------------

                                                                       Exhibit H
                              Back Office Services
                              --------------------


Client agrees with Fiserv as follows:

     1. Services.  Fiserv will provide Client Back Office Services ("Back Office
        --------
Services") specified in Exhibit H - 1.

     2. Fees. Client shall pay Fiserv the fees and other charges for Back Office
        ----
Services specified in Exhibit H - 2.

     3. Reconciliation of Debit and Credit Errors in Accounts.  Client, directly
        -----------------------------------------------------
or indirectly, shall be responsible for balancing its accounts each business day and notifying Fiserv of any errors or discrepancies. In any event, on Client's behalf, Fiserv shall be responsible for identifying, investigating, reporting, and attempting to resolve such errors or discrepancies. If Fiserv is unable to resolve such errors or discrepancies, Fiserv will advise Client. If Fiserv discovers such errors or discrepancies in any account, Fiserv is authorized to correct any such error or discrepancy and to make any adjustments to such account in order to correct any such error or discrepancy in accordance with mutually agreed procedures.

     Fiserv agrees to modify its procedures in order to minimize the likelihood of similar out-of-balance conditions caused by Fiserv from recurring. Fiserv agrees to recommend modifications in Client procedures in order to minimize the likelihood of similar out-of-balance conditions caused by other sources.

     4. No Fiduciary Relationship. Fiserv shall perform Back Office Services for
        -------------------------
which Fiserv shall subscribe as Client's agent, and Fiserv shall not have by reason of this Exhibit a fiduciary relationship with respect to Client.

     5. Lost,  Destroyed,  and Misplaced Items.  Fiserv assumes no liability for
        --------------------------------------
any item lost, destroyed, or misplaced while in transit before the item physically arrives at Fiserv premises and is received by Fiserv. In the event any items are lost, destroyed, or misplaced, and such event is not due to gross negligence or intentional misconduct by Fiserv, Client shall be solely responsible for the costs and expenses incurred by Fiserv in reconstructing any such items and for any damages or other losses that may be incurred by Fiserv related thereto. In the event Fiserv negligently loses, destroys, or misplaces items after acceptance, Fiserv shall be liable only for the reasonable reconstruction costs thereof. Reasonable reconstruction costs shall be only those costs that arise from the reconstruction of such microfilmed item. Fiserv shall not be liable for the reconstruction costs associated with an item for which Client cannot provide a microfilmed record thereof. In no event shall Fiserv be liable for the face value of any lost or missing item(s).

     6.  Governmental  Regulation.  This  Exhibit  shall be  governed  by and is
         ------------------------
subject to: the applicable laws, regulations, rules, terms and conditions, as presently in effect or hereafter amended or adopted, of the United States of America, the State of Wisconsin, the Federal Reserve Board, the Federal Reserve Banks, and the Federal Housing Finance Board. Client agrees to abide by such requirements and to execute and deliver such agreements, documents, or other forms as may be necessary to comply with the provisions hereof. Any such agreements shall be made a part of this Agreement and are incorporated herein. A change or termination of such laws, regulations, rules, terms, conditions, and agreements shall constitute, respectively, a change or termination as to this Exhibit.

     7. Client  Responsibilities.  Client  shall  maintain  adequate  supporting
        ------------------------
materials (i.e. copies of the items, records, and/or other data supplied to Fiserv by Client) in connection with the provision of Back Office Services. Client shall provide written notice of confirmation and/or verification of any instructions given by Client, its agents, employees, officers, or directors to Fiserv in connection with Fiserv's provision of Back Office Services.

     8.  Regulatory  Authority.  Client  data and  records  shall be  subject to
         ---------------------
regulation and examination by government supervisory agencies to the same extent as if such information were on Client's premises.

     9. Forms and  Supplies.  Standard  forms are  provided  as part of the Back
        -------------------
Office Services fees specified in Exhibit H - 2. Client assumes and will pay the charges for all customized forms, supplies, and delivery charges. Custom forms ordered through Fiserv and forms ordered by Client and stored on Fiserv premises will be subject to the administrative fee set forth in Exhibit H - 2.

================================================================================

                                                                   Exhibit H - 1
                              Back Office Services
                              --------------------

Fiserv will manage and furnish the resources and facilities necessary to provide back office support relative to support Client's Direct Bank initiative. When required, additional staff will be priced at the then current market rate in effect for that specific talent set. Said responsibilities of this Service are described as follows:

1. Verify that all incoming items from Client's Item Processing Services provider, ACH, Client internal transfer, and EFT items are accounted for as posted, paid, or returned.
2. Application and Account Processing Services system balancing. Reconcile all Account Processing Services suspense, EFT, ACH switch, and other clearing/suspense accounts that may be utilized. This includes verification and returning of all ACH transactions that are returned for NSF. Account closure, or incorrect account numbers.
3. Research and re-enter items that do not post to the Account Processing Services system on initial entry.
4. Perform all necessary reporting and/ or tracking of escheatable accounts, applicable IRS reporting and other Federal reporting Requirements.
5.   Handle closure and state by state reporting of abandoned property accounts.
6. Account for and process tax withholding requirements for payouts to customers as a result of maturing CD's, periodic interest payments, and account closure.
7. Provide documentation that will assist Clients to reconcile various Federal Reserve and/or Due To/Due From accounts as they relate to Account Processing services activity.
8. Perform research and adjustment activity as required to support Client and/or customer requests.
9. Perform as clearinghouse for wire transfer related tasks, with final process to initiate or receive wires being performed by Client.
10. Perform product, account, and/or common file maintenance as required to facilitate account or product management.
11. Provide access to and operation of "Image Soft Technologies" optical report retrieval system.
12. Vendor will provide support for exception item processing for on-line NSF/OD processing, chargebacks, large item processing, reviewing stop/hold/caution journals.
13. Perform new account set-up for all CBS Deposit and LOC accounts to include ChexSystems validation. Would also include Equifax check. Exceptions will be handled by Client.

                                                                   Exhibit H - 2
                            Back Office Services Fees
                            -------------------------

                              [Fee Table Omitted]

                                                                       Exhibit I
                              Development Services
                              --------------------

     Client agrees with Fiserv as follows:

     1.  Development  Services.  Fiserv will provide Client with  modifications,
         ---------------------
enhancements, and customized programming services ("Development Services") and associated items for particular development projects as described in Exhibit I - n (each a "Development Project").

     All Development Services for Development Projects shall be performed in accordance with the procedures set forth below. Any dates for performance are dependent upon the timely performance by each party of the tasks assigned under the project plans for such Development Services.

a)   Business  Requirements List. Client shall provide Fiserv with all necessary
     ---------------------------
     information concerning its requirements for Development Services in a Business Requirements List. Fiserv shall review and suggest revisions to such Business Requirements List on a timely basis. The parties shall mutually agree in writing on the final Business Requirements List for any such project.

b)   Functional  Specifications.   Development  Services  shall  be  based  upon
     --------------------------
     specifications created by Fiserv and approved by Client as provided below:

     (i) Fiserv shall develop Functional Specifications based on the Business Requirements List for Client's written approval. Fiserv shall not be obligated to perform any further development work until Functional Specifications are approved in writing by Client, which approval shall not be unreasonably withheld or unduly delayed.

     (ii) Modifications, changes, enhancements, conversions, upgrades, or additions to the agreed upon work beyond those stated in Functional Specifications shall be added only upon mutual written agreement. In the event the parties agree to add any such items, the Functional Specifications and applicable Project Plan shall automatically be modified to the extent necessary to allow for the implementation or provision of the items.

c)   Project  Plan.  Fiserv shall  develop a Project  Plan for each  Development
     -------------
     Project based on Functional Specifications. Each such Project Plan shall contain a listing of the nature and timing of tasks for the project (including the development of an acceptance test), some of which are to be performed by Fiserv and some by Client. Fiserv shall utilize its commercially reasonable efforts to meet the dates set forth in the Project Plan or any replacement thereof. Modifications and changes to the Project Plan shall be only by mutual written agreement of the parties.

d)   Acceptance Test.  Fiserv shall prepare an "Acceptance Test" for the testing
     ---------------
     of each Development Project. Client shall timely review the proposed Acceptance Test. The Acceptance Test shall be adopted once Client's written approval is given, which approval shall not be unreasonably withheld or delayed.

e)   Acceptance  Testing.  Each Development Project shall be deemed successfully
     -------------------
     completed by Fiserv upon the completion of the Acceptance Test or by live operation and use of the Development Project in Client's business for a period of 10 days, whichever occurs first. Client agrees promptly to notify Fiserv in writing (and with reasonable particularity) upon conclusion of testing or earlier upon discovery of any specification non-conformities disclosed by such testing. Fiserv shall correct any specification non-conformities disclosed by such testing within a reasonable time of Client's notice.

     2.  Estimated  Fees. (a) Client shall pay Fiserv fees and other charges for
         ---------------
each Development Project as specified in each Exhibit I - n ("Development Fees"). Development Fees means the greater of the sums of amounts derived by multiplying either the minimum number of days specified or the number of days or fractions of days worked within each grade by the daily fee rate as specified. Any estimates of Development Fees and completion dates are referenced solely for the purpose of allowing Client to plan its budgets and schedules based upon the then available information. The daily rates quoted in the table will be valid for 3 months from the effective date of a Development Project. Thereafter, they will be subject to change by Fiserv on 1 month's notice to Client. A higher rate may be applied for an individual whose support to Client has advanced to a new job grade or after 1 month's notice if such individual's general development warrants a job upgrade by Fiserv.

     (b) Client agrees to pay the reasonable travel and living expenses of any Fiserv employees and Fiserv authorized contractors who render services at any Client site in connection with each Development Project. All expenses shall be itemized on invoices submitted by Fiserv.

     (c) Should Fiserv provide installation, conversion, or training to Client for a Development Project, the fees therefor shall be as specified on each
Exhibit I - n.

     (d) Development Fees shall be paid 50% upon execution of each Exhibit I - n and 50% upon Development Project completion.

     (e) Fiserv reserves the right to increase the applicable maintenance fees for the Fiserv Service to which the Development Project relates.

     (f) Fiserv reserves the right to charge Client at Fiserv's then current professional services rates for any necessary retrofitting of Development Services when releases of the Fiserv System(s) to which Development Projects relate are made generally available.

     3. Use of and Rights to Development  Projects.  All  information,  reports,
        ------------------------------------------
studies, object or source code, flow charts, diagrams, and other tangible or intangible material of any nature whatsoever produced by or as a result of any of Development Services and Development Projects shall be the sole and exclusive property of Fiserv or its corporate parent. Client shall be entitled to use the results of any Development Project in accordance with the terms and conditions of the Agreement.

     4. Development  Project  Termination.  At Client's sole option,  Client may
        ---------------------------------
terminate any Development Project upon 1 month's prior written notice to Fiserv, provided that Client agrees to pay Fiserv for any outstanding Development Fees for Development Services rendered prior to the effective date of termination. In no event shall Fiserv be liable for refund of any Development Fees already paid by Client.

     5.  Rescheduling.  If  Client  is unable  to  provide  access  to  required
         ------------
facilities or personnel or is unable to meet its tasks assigned on a Project Plan in a timely manner, Fiserv will endeavor to reschedule tasks to minimize non-productive time. All such non-productive time is chargeable to Client. If such non-productive time is expected to be significant, Fiserv will endeavor to reassign its personnel to other suitable work. In this event, Client will not be charged for the time personnel were reassigned.

================================================================================

                                                                   Exhibit I - 1

                               Development Project


--------------------------------------------------------------------------------
       Description                 Status       Estimate      Estimated Cost
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


      IN WITNESS WHEREOF, the parties hereto have caused this Exhibit I - 1 to the Agreement to be executed by their duly authorized representatives as of the date indicated below.


eZ Bancorp, Inc.                         Fiserv Solutions, Inc.


By ___________________________________   By ____________________________________
Name _________________________________   Name __________________________________
Title ________________________________   Title__________________________________
Date _________________________________   Date __________________________________

                                                                       Exhibit J
                              Professional Services
                              ---------------------

     Client agrees with Fiserv as follows:

     1.  Professional  Services.  Fiserv will provide  Client with  professional
         ----------------------
services related to Services ("Professional Services") for particular projects as described in Exhibit J - n (each a "Work Order").

     All Professional Services for Work Orders shall be performed in accordance with the procedures set forth below. Any dates for performance are dependent upon the timely performance by each party of the tasks assigned under the project plans for such Work Orders.

     (a)  Business  Requirements  List.  Client  shall  provide  Fiserv with all
          ----------------------------
necessary information concerning its requirements for Professional Services in a Business Requirements List. Fiserv shall review and suggest revisions to such Business Requirements List on a timely basis. The parties shall mutually agree in writing on the final Business Requirements List for any such project.

     (b) Work Order. All Professional  Services  rendered for a Work Order shall
         ----------
be based on a mutually agreed scope definition as provided below:

     (i) Fiserv shall develop a Work Order and associated scope definition based on the Business Requirements List for Client's written approval. Fiserv shall not be obligated to perform any Professional Services until the Work Order is approved in writing by Client, which approval shall not be unreasonably withheld or unduly delayed.

     (ii) Each Work Order shall contain a listing of the nature and timing of tasks, some of which are to be performed by Fiserv and some by Client. Modifications and changes to the Project Plan shall be only by mutual written agreement of the parties. Modifications or additions to the agreed upon Work Order shall be added only upon mutual written agreement. In the event the parties agree to any such changes, the applicable Work Order shall automatically be modified to the extent necessary to allow for such changes.

     2. Fees.  (a) Client shall pay Fiserv fees and other  charges for each Work
        ----
Order as specified in each Exhibit J - n ("Professional Services Fees"). The rates quoted therein will be valid for 3 months from the effective date of a Work Order. Thereafter, they will be subject to change by Fiserv on 1 month's notice to Client.

     (b) Client agrees to pay the reasonable travel and living expenses of any Fiserv employees and Fiserv authorized contractors who render services at any Client site in connection with each Work Order. All expenses shall be itemized on invoices submitted by Fiserv.

     3. Work Order  Termination.  At Client's sole option,  Client may terminate
        -----------------------
any Work Order upon 1 month's prior written notice to Fiserv, provided that Client agrees to pay Fiserv for any outstanding Professional Services Fees for Professional Services rendered prior to the effective date of termination.

================================================================================

                                                                   Exhibit J - 1
                                   Work Order
                                   ----------

--------------------------------------------------------------------------------
      Description                  Tasks       Party Responsible        Rate
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


      IN WITNESS WHEREOF, the parties hereto have caused this Exhibit J - 1 to the Agreement to be executed by their duly authorized representatives as of the date indicated below.


EZ Bancorp, Inc.                         Fiserv Solutions, Inc.



By ___________________________________   By ____________________________________
Name _________________________________   Name __________________________________
Title ________________________________   Title__________________________________
Date _________________________________   Date __________________________________